As filed with the Securities and Exchange Commission on May 24, 1999.
                                                     1933 Act File No. 2-57953
                                                     1940 Act File No. 811-2474
-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 55
                                       and
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 46

                              DOLLAR RESERVES, INC.
               (Exact Name of Registrant as Specified in Charter)

                                11 Hanover Square
                            New York, New York 10005
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-212-785-0900

                                   Copies to:

DEBORAH A. SULLIVAN, ESQ.                     DAVID STEPHENS, ESQ.
CEF Advisers, Inc.                            Stroock & Stroock & Lavan LLP
11 Hanover Square                             180 Maiden Lane
New York, New York 10005                      New York, New York 10038
(Name and Address of
 Agent for Service)


It is proposed that this filing will become effective on June 30, 1999 pursuant to paragraph (a) of rule 485.


Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant's most recent Rule 24f-2 Notice was filed on March 26, 1999.

                              DOLLAR RESERVES, INC.

                       Contents of Registration Statement


      This registration statement consists of the following papers and documents.

         Cover Sheet

         Table of Contents

         Cross Reference Sheet

         Part A - Combined Prospectus
                - Stand Alone Prospectus

         Part B - Statement of Additional Information

         Part C - Other Information

         Signature Page

         Exhibits

                              DOLLAR RESERVES, INC.

                              CROSS REFERENCE SHEET


Part A. Item No.      Prospectus Caption

             1                         Cover Page

             2                         Expense Tables

             3                         Financial Highlights
                                       Yield Information

             4                         General

                                       The Fund's Investment Program
                                       Capital Stock
                                       Cover Page

             5                         Investment Manager
                                       Custodian and Transfer Agent

             6                         Cover Page
                                       General
                                       Investment Manager
                                       Distributions and Taxes
                                       Determination of Net Asset Value
                                       Shareholder Services
                                       Capital Stock
                                       Back Cover Page

             7                         How to Purchase Shares
                                       Shareholder Services
                                       Determination of Net Asset Value
                                       Distribution of Shares
                                       Back Cover Page

             8                         How to Redeem Shares
                                       Determination of Net Asset Value

             9                         Not Applicable

                              DOLLAR RESERVES, INC.

                              CROSS REFERENCE SHEET


                                   Statement of Additional
Part B. Item No.                   Information Caption

             10                      Cover Page

             11                      Table of Contents

             12                      Cover Page

             13                      The Fund's Investment Program
                                     Investment Restrictions
                                     Appendix

             14                      Officers and Directors

             15                      Officers and Directors
                                     Investment Manager

             16                      Officers and Directors
                                     Investment Manager
                                     Investment Management Agreement
                                     Distribution of Shares
                                     Custodian, Transfer and Dividend
                                              Disbursing Agent
                                     Auditors

             17                      Allocation of Brokerage

             18                      Not Applicable

             19                      Purchase of Shares
                                     Determination of Net Asset Value

             20                      Dividends and Taxes

             21                      Distribution of Shares

             22                      Performance Information

             23                      Financial Statements

                               [Insert Midas Design]



                                   Midas Funds




                         Prospectus dated June 30, 1999


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.




                                TABLE OF CONTENTS

MIDAS FUND, INC................................................................2

MIDAS INVESTORS, LTD...........................................................5

MIDAS MAGIC, INC...............................................................7

MIDAS SPECIAL EQUITIES FUND, INC..............................................10

MIDAS U.S. AND OVERSEAS FUND LTD..............................................12

DOLLAR RESERVES, INC..........................................................15

RISKS OF INVESTING............................................................17

PORTFOLIO MANAGEMENT..........................................................18

MANAGEMENT FEES...............................................................19

DISTRIBUTION AND SHAREHOLDER SERVICES.........................................19

PURCHASING SHARES.............................................................20

REDEEMING SHARES..............................................................21

ACCOUNT AND TRANSACTION POLICIES..............................................21

DISTRIBUTIONS AND TAXES.......................................................22

FINANCIAL HIGHLIGHTS..........................................................23

                                MIDAS FUND, INC.


                              INVESTMENT OBJECTIVE

Midas Fund seeks primarily capital appreciation and protection against inflation and, secondarily, current income.

                               INVESTMENT STRATEGY

The Fund pursues its objective by investing primarily in domestic or foreign companies involved with gold, silver, platinum or other natural resources and gold, silver and platinum bullion. The Fund will invest at least 65% of its total assets in (i) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (ii) gold, silver and platinum bullion. Additionally, up to 35% of the Fund's total assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources, in securities of selected growth companies, and in securities issued by the U.S. Government, its agencies or instrumentalities.

In making investments for the Fund, management may consider, among other things, the ore quality of metals mined by a company, a company's mining, processing and fabricating costs and techniques, the quantity of a company's unmined reserves, quality of management, and marketability of a company's equity or debt securities. Management will emphasize the potential for growth of the proposed investment, although it may also consider an investment's income generating capacity as well. A stock is typically sold when, in the opinion of the portfolio management team, its potential to meet the Fund's investment objective is limited, or exceeded by another potential investment.

The Fund may borrow money to purchase and hold securities and may engage in short selling where risk of loss is potentially unlimited. The Fund may utilize other investments and investment techniques that may impact Fund performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their values from other securities or commodities or that are based on indices). The Fund may also lend portfolio securities to other parties. Additionally, the Fund may invest in special situations such as liquidations and reorganizations.

The Fund may, from time to time, under adverse market conditions take temporary defensive positions such as investing some or all of its assets in cash and cash equivalents, money market securities, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such temporary defensive positions, the Fund may not achieve its investment objective.

                                 PRINCIPAL RISKS

Precious Metals Price. The primary risk affecting this Fund's performance is that its investments are linked to the prices of gold, silver, platinum and other resources. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one of the major sources of gold, silver, platinum and other resources could have a substantial effect on supply and demand in countries throughout the world.

Non-Diversification. The Fund is non-diversified which means that more than 5% of the Fund's assets may be invested in the securities of one issuer. As a result, the Fund may hold a smaller number of issuers than if it were diversified. If this situation occurs, investing in the Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total return.

                         BAR CHART AND PERFORMANCE TABLE

Past Performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The table compares the Fund's average annual returns for the 1, 5 and 10 year periods with those of the Standard & Poor's 500 Stock Index ("S&P 500") and Morningstar Precious Metals Fund Average ("PMFA"). The S&P 500 is an index that is unmanaged and fully invested in common stocks. The PMFA is an equally weighted average of the 22 managed precious metals funds tracked by Morningstar. Both the bar chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance.

             Year-by-year total percent return as of 12/31 each year

                               [GRAPHIC OMITTED]
1989: 21.88,  1990: (16.99),  1991: (0.20),  1992: (7.16),  1993: 99.24,
1994: (17.27)  1995: 36.73,  1996: 21.22,  1997: (59.03),  1998: (28.44)

                                  Best Quarter
                                 (4/93 - 6/93) =
                                     36.64%

                                  Worst Quarter
                                (10/97 - 12/97) =
                                    (40.90)%






           Average annual total return for the periods ended 12/31/98

                    1 Year               5 Years               10 Years
                    ------               -------               --------
Midas Fund         (28.44)%             (16.62)%                (2.82)%
S&P 500             28.58%               24.05%                 19.20%
PMFA               (11.35)%             (12.91)%                (3.27)%

                          FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.

                                Shareholder Fees
                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price).....................................   NONE
Maximum Deferred Sales Charge (Load).....................................   NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends..............   NONE
Redemption Fee within 30 days of purchase................................  1.00%

                         Annual Fund operating expenses
(expenses that are deducted from Fund assets)( as % of average daily net assets)

Management fees.........................................................   1.00%
Distribution and service (12b-1) fees...................................   0.25%
Other expenses..........................................................   1.08%
                                                                           -----
Total annual fund operating expenses....................................   2.33%

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds:

                                                                       One      Three      Five       Ten
                                                                      Year      Years      Years     Years
The example  assumes that you invest $10,000 in the Fund for
the  time  periods  indicated  and then  redeem  all of your shares at the end of those periods. The Example also assumes that your  investment has a 5% return each year and that the
Fund's  operating  expenses  remain the same.  Although your actual  costs  may  be  higher  or  lower,  based  on  these
assumptions your costs would be:.................................     $236       $727     $1,245     $2,666

                              MIDAS INVESTORS, LTD.


                              INVESTMENT OBJECTIVE

Midas Investors seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar. The Fund invests primarily in gold, platinum and silver bullion and a global portfolio of securities of companies involved directly or indirectly in mining, processing or dealing in gold or other precious metals ("gold mining shares"). Income is a secondary objective.

                               INVESTMENT STRATEGY

In seeking to achieve its primary investment objective of long term capital appreciation, the Fund will concentrate its investments in gold mining shares and gold, platinum, and silver bullion. This means at least 25% will, and up to 100% of its assets may, be so invested. Generally, at least 65% of the Fund's total assets will be invested in equity securities (including common stocks, convertible securities and warrants) of companies involved directly or indirectly in mining, processing or dealing in gold or other precious metals, gold, platinum and silver bullion and gold coins. Currently, the Fund limits bullion investments to less than 25% of its total assets.

The Fund may invest up to 35% of its total assets in securities of companies that own or develop natural resources and other basic commodities, in securities of selected growth companies, and securities issued by the U.S. Government, its agencies or instrumentalities. Natural resources include ferrous and non-ferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gases), chemicals, forest products, real estate, food products and other basic commodities, which historically have been produced and marketed profitably during periods of rising inflation. Selected growth companies in which the Fund may invest typically have earnings or tangible assets which are expected to grow faster than the rate of inflation over time. The Investment Manager believes that such investments can also offer excellent opportunities to provide hedges against inflation. Pending investment or for temporary defensive purposes, the Fund may commit all or a portion of its assets to cash (U.S. dollars and/or foreign currencies) or invest in money market instruments of U.S. and foreign issuers, including repurchase agreements.

Options, Futures, and Forward Currency Contracts. The Fund may purchase call options on securities that the Investment Manager intends to include in the Fund's portfolio in order to fix the cost of a future purchase or to attempt to enhance return by, for example, participating in an anticipated price increase of a security. The Fund may purchase put options to hedge against a decline in the market value of securities held in the Fund's portfolio or to attempt to enhance return. The Fund may write (sell) covered put and call options on securities in which it is authorized to invest. The Fund may purchase and write covered straddles, purchase and write put and call options on stock and bond indexes, and take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Fund holds in its portfolio or that it intends to purchase. The Fund may purchase and sell interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts, and may purchase put and call options and write covered put and call options on such futures contracts.

The Fund may enter into forward currency contracts to set the rate at which currency exchanges will be made for contemplated or completed transactions. The Fund might also enter into forward currency contracts in amounts approximating the value of one or more portfolio positions to fix the U.S. dollar value of those positions. For example, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund has no specific limitation on the percentage of assets it may commit to foreign currency exchange contracts, except that it will not attempt to enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management or the Fund's ability to meet redemption requests.

Short Sales. The Fund may from time to time use short sales, which means that the Fund may sell a security that it does not own in the hope of replacing it by a later purchase at a lower price. In order to make delivery to the buyer, the Fund must borrow the security. When it does, the Fund incurs an obligation to replace that security, whatever its price may be, at the time the Fund purchases it for delivery to the lender. The Fund must also pay to the lender of the security the dividends or interest payable during such period and may have to pay a premium to borrow the security. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. The obligation to restore the borrowed security will at all times also be secured by collateral consisting of cash or liquid securities whose value is marked to the market daily. In addition to the amount required to be maintained by the broker, a similarly collateralized deposit will be made to a segregated account at the Fund's custodian bank in an amount such that the value of these two deposits will, at all times, be at least equal to the current market value of the securities sold short. Ordinarily, no interest will be received by the Fund on the proceeds of the short sale held by the broker, although income from the collateral securities will belong to the Fund. The Fund will incur a loss, which could be substantial, if the price of the security increases between the date of the short sale and the date on which it purchases securities to replace those borrowed. The Fund will realize a gain if the security declines in price between those dates. Any such gain will be a short term gain.

The frequency of short sales by the Fund may vary substantially, and no specified portion of the Fund's assets will be invested in short sales. However, not more than 25% of the Fund's net assets will be used to collateralize short sales. To adhere to the 25% limitation, the Fund may be required to cover short sales at a disadvantageous time.

The Fund may also make short sales "against the box." A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain without additional cost securities identical to those sold short. Such sales will not be subject to the limitations referred to above.

Fixed Income Securities. When seeking to achieve its secondary objective of income, the Fund will normally invest in investment grade fixed income securities. Investment grade securities are those rated in the top four categories by a nationally recognized statistical rating organization such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality. Moody's considers securities in the fourth highest category to have speculative characteristics. Such securities may include long, intermediate and short maturities, depending on the Investment Manager's evaluation of market patterns and trends. The Fund may invest up to 35% of its assets in fixed income securities rated below investment grade, although it has no current intention of investing more than 5% of its assets in such securities during the coming year. The Fund may also invest without limit in unrated securities if such securities offer, in the Investment Manager's opinion, the opportunity for a high overall return by reason of their yield, discount at purchase, or potential for capital appreciation without undue risk. Securities rated below investment grade and many unrated securities may be considered predominantly speculative and subject to greater market fluctuations and risks of loss of income and principal than higher rated fixed income securities. The market value of fixed income securities usually is affected by changes in the level of interest rates. An increase in interest rates tends to reduce the market value of such investments, and a decline in interest rates tends to increase their value. In addition, fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater fluctuations in price than obligations with shorter maturities. Fluctuations in the market value of fixed income securities subsequent to their acquisition do not affect cash income from such securities but are reflected in the Fund's net asset value.

Lending. Pursuant to an agency arrangement with an affiliate of its Custodian, the Fund may lend portfolio securities or other assets through such affiliate for a fee to other parties. The Fund's agreement requires that the loans be continuously secured by cash, securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. Loans of portfolio securities may not exceed one-third of the Fund's total assets. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed to be creditworthy. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

                                 PRINCIPAL RISKS

Precious Metals Price. The primary risk affecting this Fund's performance is that its investments are linked to the prices of gold, silver, platinum and other resources. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one of the major sources of gold, silver, platinum and other resources could have a substantial effect on supply and demand in countries throughout the world.

Non-Diversification. The Fund is non-diversified which means that more than 5% of the Fund's assets may be invested in the securities of one issuer. As a result, the Fund may hold a smaller number of issuers than if it were diversified. If this situation occurs, investing in the Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total return.

                         BAR CHART AND PERFORMANCE TABLE

Past Performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The table compares the Fund's average annual returns for the 1, 5 and 10 year periods with those of the Standard & Poor's 500 Stock Index ("S&P 500") and Morningstar Specialty Fund-Precious Metals Average ("PMFA"). The S&P 500 is an index that is unmanaged and fully invested in common stocks. The PMFA is an equally weighted average of the 22 managed precious metals funds tracked by Morningstar. Both the bar chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance.

             Year-by-year total percent return as of 12/31 each year

                               [GRAPHIC OMITTED]

1989: x%,  1990: x%,  1991: x%,  1992: x%,  1993: x%,  1994: x%,  1995: x%,
1996: x%,  1997: x%,  1998: x%.

                        Best Quarter (x/xx - x/xx) = x.x%
                      Worst Quarter (x/xx - x/xx) =(x.x)%

           Average annual total return for the periods ended 12/31/98

                             1 Year               5 Years            10 Years
                             ------               -------            --------
Midas Investors Ltd.        (32.21)%             (23.90)%             (9.61)%
S&P 500                      28.58%               24.05%              19.20%
PMFA                        (11.35)%             (12.91)%             (3.27)%

                          FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.

                                Shareholder Fees
                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)..................................     NONE
Maximum Deferred Sales Charge (Load)..................................     NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........     NONE
Redemption Fee within 30 days of purchase.............................    1.00%

                         Annual Fund operating expenses
(expenses that are deducted from Fund assets)( as % of average daily net assets)

Management fees.......................................................    x.x%
Distribution and service (12b-1) fees.................................    x.x%
Other expenses........................................................    x.x%
                                                                          ----
Total annual fund operating expenses..................................    x.x%

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds:

                                                                       One         Three        Five          Ten
                                                                      Year         Years        Years        Years
The example  assumes that you invest $10,000 in the Fund for
the  time  periods  indicated  and then  redeem  all of your shares at the end of those periods. The Example also assumes that your  investment has a 5% return each year and that the
Fund's  operating  expenses  remain the same.  Although your actual  costs  may  be  higher  or  lower,  based  on  these
assumptions your costs would be:..................................    $x           $x           $x           $x

                                       7

                                MIDAS MAGIC, INC.
                              INVESTMENT OBJECTIVE

The Fund seeks long term capital appreciation.

                               INVESTMENT STRATEGY

The Fund seeks to achieve this objective by investing primarily in equity securities. Any income which the Fund earns is incidental to its objective of capital appreciation. The Fund will purchase primarily common stocks, which will be selected generally for their potential for long term capital appreciation and not dividend yield. Generally, the Fund will invest in companies expected to achieve above-average growth, which have small, medium or large capitalizations.

In attempting to achieve capital appreciation, the Fund employs aggressive and speculative investment strategies. The Fund may borrow money to purchase securities and engage in short selling, where risk of loss is potentially unlimited. Additionally, the Fund may invest in special situations such as liquidations and reorganizations. The Fund may also lend portfolio securities to other parties. The Fund may invest in options, warrants, financial futures, and forward contracts, for which there is no assurance of success.

The Fund may from time to time take defensive positions, such as investing some or all of its assets in cash, cash equivalents, money market securities, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes a defensive position, the Fund may not achieve its investment objective over the short term.

                                 PRINCIPAL RISKS

Market. The primary market risks associated with investing in the Fund are those related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends.

Small Capitalization. The Fund may invest in companies that are small or thinly capitalized, and may have a limited operating history. A potential risk in investing in small-cap stocks is that small-cap stocks are likely more vulnerable than larger companies to adverse business or economic developments. During broad market downturns, Fund value may fall further than that of funds investing in larger companies. Full development of small-cap companies takes time, and for this reason the Fund should be considered a long term investment and not a vehicle for seeking short term profit.

                         BAR CHART AND PERFORMANCE TABLE

Past Performance. The bar chart provides some indiction of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The table compares the Fund's average annual returns for the 1, 5 and 10 year periods with those of the Russell 2000 Index, an index that is unmanaged and fully invested in common stocks of small companies. Both the bar chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance.

             Year-by-year total percent return as of 12/31 each year

                               [GRAPHIC OMITTED]

1989: 19.14,  1990: (31.75),  1991: 6.39,  1992: 28.00,  1993: 14.30,
1994: 1.58,  1995: 32.84,  1996: 18.67,  1997: 3.54,  1998: (13.82)




                                  Best Quarter:
                                   1/96 - 3/96
                                     24.77%

                                 Worst Quarter:
                                   7/90 - 9/90
                                    (19.47)%



           Average annual total return for the periods ended 12/31/98

                                   1 Year            5 Years         10 Years
                                   ------            -------         --------
Midas Magic                       (13.82)%            7.40%           6.10%
Russell 2000 Index                 (2.57)%           11.87%           12.92%

                          FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price.

                                Shareholder Fees
                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)......................................NONE
Maximum Deferred Sales Charge (Load).......................................NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends................NONE
Redemption Fee within 30 days of purchase..................................1.00%

                         Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) (as % of average daily net assets)

Management fees ..........................................................1.00%
Distribution and service (12b-1) fees ....................................0.25%
Other expenses ...........................................................8.02%
Total annual fund operating expenses .....................................9.27%
Fee waiver and Expense reimbursement......................................7.29%
Net expenses..............................................................1.98%*

*Reflects a contractual obligation by Rockwood Advisers, Inc. to waive and/or reimburse the Fund to the extent Total annual fund operating expenses exceed 1.90% of average daily net assets, excluding certain expenses.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds:

                                                                       One        Three        Five          Ten
                                                                      Year        Years        Years        Years
The example  assumes that you invest $10,000 in the Fund for
the  time  periods  indicated  and then  redeem  all of your shares at the end of those periods. The Example also assumes that your  investment has a 5% return each year and that the
Fund's  operating  expenses remain the same,  except for the first year in each of the time periods  indicated.  Although your  actual  costs may be  higher or lower,  based on these
assumptions your costs would  be**...............................     $201        $2,030      $3,707       $7,310

** The first year expenses in each of the time periods indicated are based on a contractual agreement.

                        MIDAS SPECIAL EQUITIES FUND, INC.


                              INVESTMENT OBJECTIVE

Midas Special Equities Fund seeks capital appreciation.

                               INVESTMENT STRATEGY

The Fund invests primarily in equity securities, often involving special situations and emerging growth companies. The Fund seeks to invest in equity securities of companies with optimal combinations of growth in earnings and other fundamental factors, while also offering reasonable valuations in terms of price/earnings, price/cash flow, price/sales and similar ratios. The Fund may invest in domestic or foreign companies which have small, medium or large capitalizations.

In attempting to achieve capital appreciation, the Fund employs aggressive and speculative investment strategies. The Fund may borrow money to purchase and hold securities and engage in short selling, where risk of loss is potentially unlimited. Additionally, the Fund may invest in special situations such as liquidations and reorganizations. The Fund may also lend portfolio securities to other parties. The Fund may invest in options, warrants, financial futures, and forward contracts, for which there is no assurance of success.

The Fund may from time to time take defensive positions, such as investing some or all of its assets in cash, cash equivalents, money market securities, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes a defensive position, the Fund may not achieve its investment objective over the short term.

                                 PRINCIPAL RISKS

Market. The primary market risks associated with investing in the Fund are those related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends.

                         BAR CHART AND PERFORMANCE TABLE

Past Performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The table compares the Fund's average annual returns for the 1, 5 and 10 year periods with those of the Russell 2000 Index, an index that is unmanaged and fully invested in common stocks of small companies. Both the bar chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance.

                 Year-by-year total return as of 12/31 each year

                               [GRAPHIC OMITTED]

1989: 42.29,  1990: (36.39),  1991: 40.54,  1992: 28.38,  1993: 16.35,
1994: (16.54),  1995: 40.47,  1996: 1.06,  1997: 5.23,  1998: (5.00)

                                  Best Quarter:
                                  10/92 - 12/92
                                     24.29%

                                 Worst Quarter:
                                   7/90 - 9/90
                                    (43.75)%

           Average annual total return for the periods ended 12/31/98

                                    1 Year           5 Years         10 Years
                                    ------           -------         --------
Midas Special Equities Fund         (5.00)%           3.44%            8.42%
Russell 2000 Index                  (2.57)%           11.87%          12.92%

                          FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price.

                                Shareholder Fees
                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)......................................NONE
Maximum Deferred Sales Charge (Load).......................................NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends................NONE
Redemption Fee within 30 days of purchase..................................1.00%

                         Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)( as % of average daily net assets)

Management fees ...........................................................0.87%
Distribution and service (12b-1) fees .....................................1.00%
Other expenses ............................................................1.55%
Total annual fund operating expenses ......................................3.42%

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds:

                                                                       One         Three        Five         Ten
                                                                      Year         Years        Years       Years
The example  assumes that you invest $10,000 in the Fund for
the  time  periods  indicated  and then  redeem  all of your shares at the end of those periods. The example also assumes that your  investment has a 5% return each year and that the
Fund's  operating  expenses  remain the same.  Although your actual  costs  may  be  higher  or  lower,  based  on  these
assumptions your costs would be:............................          $345        $1,051       $1,779    $3,703

                        MIDAS U.S. AND OVERSEAS FUND LTD.


                              INVESTMENT OBJECTIVE

Midas U.S. and Overseas Fund seeks to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers.

                               INVESTMENT STRATEGY

The Fund may invest substantially all of its assets in equity securities of issuers located in foreign countries with developed and/or emerging markets. The Fund may invest a portion of its assets in debt securities and in a combination of countries which include the U.S. and foreign markets. Generally, the Fund pays dividends annually to its shareholders.

The Fund seeks to invest in equity securities of companies with optimal combinations of growth in earnings and other fundamental factors, while also offering reasonable valuations in terms of price/ earnings, price/cash flow, price/sales and similar ratios. The Fund may sell an investment when the value or growth potential of the investment appears limited or exceeded by other investment opportunities, when the issuer's investment no longer appears to meet the Fund's investment objective, or when the Fund must meet redemptions.

The Fund may invest in companies which have small, medium or large capitalizations. The Fund may borrow money to purchase and hold securities and engage in short selling, where risk of loss is potentially unlimited. Additionally, the Fund may invest in special situations such as liquidations and reorganizations. The Fund may also lend portfolio securities to other parties. The Fund may invest in options, warrants, financial futures, and forward contracts, for which there is no assurance of success.

The Fund may from time to time take defensive positions such as investing some or all of its assets in cash, cash equivalents, money market securities, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes a defensive position, the Fund may not achieve its investment objective over the short term.

                                 PRINCIPAL RISKS

Market. The primary market risks associated with investing in the Fund are those related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends.

Foreign Investment. The Fund can be exposed to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which the Fund invests could adversely affect the value of your investment. Also, if the value of any foreign currency in which the Fund's investments are denominated declines relative to the U.S. dollar, the value and total return of your investment in the Fund may decline as well. Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances, and fluctuations in currency exchange rates.

                         BAR CHART AND PERFORMANCE TABLE

Past Performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The table compares the Fund's average annual returns for the 1, 5 and 10 year periods with those of the Morgan Stanley Capital International ("MSCI") World Index, an index that is unmanaged and fully invested in common stocks. Both the bar chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance.

                 Year-by-year total return as of 12/31 each year

                               [GRAPHIC OMITTED]

1989: 11.10,  1990: (8.61),  1991: 22.55,  1992: 2.57,  1993: 26.71,
1994: (13.12),  1995: 25.11,  1996: 5.34,  1997: 5.64,  1998: 1.18.




                                  Best Quarter:
                                   10/98-12/98
                                     18.99%

                                 Worst Quarter:
                                    7/98-9/98
                                    (24.43)%



           Average annual total return for the periods ended 12/31/98

                                        1 Year          5 Years         10 Years
                                        ------          -------         --------
Midas U.S. and Overseas Fund Ltd.        1.18%           4.12%            6.94%
MSCI World Index                        24.34%          15.68%           10.66%

                          FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price.
                                Shareholder fees
                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)......................................NONE
Maximum Deferred Sales Charge (Load).......................................NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends................NONE
Redemption Fee within 30 days of purchase..................................1.00%

                         Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)( as % of average daily net assets)

Management fees ..........................................................1.00%
Distribution and service (12b-1) fees ....................................0.25%*
Other expenses ...........................................................1.33%
Total annual fund operating expenses .....................................2.58%

*Reflects a contractual distribution fee waiver that will continue through May 1, 2000. Without such waiver, distribution and service fee and total annual fund operating expenses would have been 1.00% and 3.33%, respectively.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds:

                                                                       One         Three        Five         Ten
                                                                      Year         Years        Years       Years
The example  assumes that you invest $10,000 in the Fund for
the  time  periods  indicated  and then  redeem  all of your shares at the end of those periods. The Example also assumes that your  investment has a 5% return each year and that the
Fund's  operating  expenses remain the same,  except for the first year periods. Although your actual costs may be higher or  lower,  based  on these  assumptions  your  costs  would
be**................................................................  $261         $955        $1,672    $3,571

**Year one fees are based on contractual Distribution fee.

                              DOLLAR RESERVES, INC.


                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity.

                               INVESTMENT STRATEGY

The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). The monthly dividends the Fund pays are generally exempt from state and local income taxes. In addition, the value of Fund shares is generally exempt from state intangible personal property taxes.

The U.S. Government Securities in which the Fund may invest include U.S. Treasury notes and bills and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund may also invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of government backing as to principal or interest but which are not backed by the full faith and credit of the U.S. Government.

The Fund is managed so the dollar-weighted average maturity of its portfolio does not exceed 90 days, and all investments have, or are deemed to have, a remaining maturity of less than 397 days.

The Fund may purchase securities on a "when-issued" basis. In such transactions the price is fixed at the time the commitment to make the purchase is made, but delivery and payment occur at a later date. The Fund will only make commitments to purchase U.S.
Government Securities maturing in less than 397 days from the date of the commitment.

When the Fund purchases securities on a when-issued basis, its custodian will set aside in a segregated account cash or liquid securities whose value is marked to the market daily with a market value at least equal to the amount of the commitment. If necessary, assets will be added to the account daily so that the value of the account will not be less than the amount of the Fund's purchase commitment.

Pursuant to an agency arrangement with an affiliate of its Custodian, the Fund may lend portfolio securities or other assets through such affiliate for a fee to other parties. The Fund's agreement requires that the loans be continuously secured by cash, securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. Loans of portfolio securities may not exceed one-third of the Fund's total assets.

Loans will be made only to borrowers deemed to be creditworthy. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

The Fund operates in accordance with a nonfundamental policy that complies with Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act") that limits the amount the Fund may invest in the securities of any one issuer to 5% of the Fund's total assets, except that this limitation does not apply to U.S. Government Securities. The Fund is also subject to a fundamental limitation that provides it with the ability to invest, with respect to 25% of the Fund's assets, more than 5% of its total assets in any one issuer. The Fund will operate in accordance with this fundamental limitation only in the event that Rule 2a-7 is amended and the Fund's Board amends the nonfundamental policy discussed above. The Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment), but not in excess of an amount equal to one third of the Fund's total assets. The Fund may also invest up to 10% of its net assets in illiquid assets and up to 10% of its total assets in restricted securities.

Variable and Floating Rate Securities. The Fund may purchase variable and floating rate U.S. Government Securities. The yield on these securities is adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. The Fund's investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

                                 PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                         BAR CHART AND PERFORMANCE TABLE

Past Performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. As with all mutual funds, past performance is not necessarily an indication of future performance.

                 Year-by-year total return as of 12/31 each year

                               [GRAPHIC OMITTED]

1989: x%,  1990: x%,  1991: X%,  1992: x%,  1993: x%,  1994: x%,  1995: x%,
1996: x%,  1997: x%,  1998: x%.

                        Best Quarter (x/xx - x/xx) = x.x%
                       Worst Quarter (x/xx - x/xx) =(x.x)%

For information on the Fund's 7-day yield, call toll-free 1-888-503-FUND.

                          FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price.

                                Shareholder Fees
                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)......................................NONE
Maximum Deferred Sales Charge (Load).......................................NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends................NONE
Redemption Fee within 30 days of purchase..................................1.00%

                         Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)( as % of average daily net assets)

Management fees ............................................................x.%
Distribution and service (12b-1) fees .......................................x%
Other expenses ..............................................................x%
Total annual fund operating expenses ........................................x%

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds:

                                                                       One         Three        Five         Ten
                                                                      Year         Years        Years       Years
The example  assumes that you invest $10,000 in the Fund for
the  time  periods  indicated  and then  redeem  all of your shares at the end of those periods. The example also assumes that your  investment has a 5% return each year and that the
Fund's  operating  expenses  remain the same.  Although your actual  costs  may  be  higher  or  lower,  based  on  these
assumptions your costs would be:..................................    $x           $x           $x            $x

RISKS OF INVESTING:

                 RISKS OF INVESTING IN THE MIDAS FAMILY OF FUNDS

The following risks apply to each of the Funds:

Market. The primary market risks associated with investing in the Fund are those related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends.

Illiquid Securities. The Fund may invest up to 15% of its assets in illiquid securities. Potential risks from investing in illiquid securities are that illiquid securities can be more difficult to value than more widely traded securities and the prices realized from the sales of illiquid securities may be less than if such securities were more widely traded.

Lending. The Fund may lend portfolio securities to borrowers for a fee. Securities may only be lent if the Fund receives collateral equal to the market value of the assets lent. Some risk is involved if the borrowers suffer financial problems and are unable to return the assets lent.

Portfolio Management. The portfolio manager's skill in choosing appropriate investments for the Fund will determine in large part whether the Fund achieves its investment objectives.

Active Trading. The Fund expects to trade securities actively. This strategy could increase transaction costs, reduce performance and may result in taxable distributions.

Temporary Defensive Positions. The Fund may from time to time take defensive positions such as investing some or all of its assets in cash, cash equivalents, money market securities, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes a defensive position, the Fund may not achieve its investment objective over the short term.

Year 2000. The Fund could be adversely affected if computer systems used by CEF Advisers, Inc. (formerly Bull & Bear Advisers, Inc.) and the Fund's other service providers do not properly process and calculate date-related information on and after January 1, 2000. CEF Advisers, Inc. is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. There could be a negative impact on the Fund. While the Fund cannot, at this time, predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. markets.

               RISKS OF INVESTING IN SECURITIES OF SMALL COMPANIES

Small Capitalization. Some of the Funds may invest in companies that are small or thinly capitalized, and may have a limited operating history. A potential risk in investing in small-cap stocks is that small-cap stocks are likely more vulnerable than larger companies to adverse business or economic developments. During broad market downturns, Fund values may fall further than that of funds investing in larger companies. Full development of small-cap companies takes time, and for this reason the affected Funds should be considered a long term investment and not a vehicle for seeking short term profit.

                    RISKS OF INVESTING IN FOREIGN SECURITIES

Foreign Investment. Some of the Funds can be exposed to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which some of the Funds invest could adversely affect the value of your investment. Also, if the value of any foreign currency in which the Funds investments are denominated declines relative to the U.S. dollar, the value and total return of your investment in the Funds may decline as well. Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances, and fluctuations in currency exchange rates.

                RISKS OF MINING AND INVESTING IN PRECIOUS METALS

Precious Metals Price. Some of the Funds investments are linked to the prices of gold, silver, platinum and other resources. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one of the major sources of gold, silver, platinum and other resources could have a substantial effect on supply and demand in countries throughout the world.

Mining. Resource mining by its nature involves significant risks and hazards to which some of the Funds are exposed. Even when a resource mineralization is discovered, there is no guarantee that the actual reserves of a mine will increase. Exploratory mining can last over a number of years, incur substantial costs, and not lead to any new commercial mining. Resource mining runs the risk of increased environmental, labor or other costs in mining due to environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and other natural acts. Changes in laws relating to mining or resource production or sales could also substantially affect resource values.

                            NON-DIVERSIFICATION RISK

Non-Diversification. Some of the Funds are non-diversified which means that more than 5% of the Fund's assets may be invested in the securities of one issuer. As a result, the Funds may hold a smaller number of issuers than if it were diversified. If this situation occurs, investing in these Funds could involve more risk than investing in a Fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total return.

                               INTEREST RATE RISK

Interest Rates. Bond investments are affected by interest rates to which some of the Funds are exposed. When interest rates rise, the prices of bonds typically fall in proportion to their duration. Duration, expressed in years, is based on the estimated payback period, or "duration," of a bond and is the most widely used gauge of sensitivity to interest rate change.


                              PORTFOLIO MANAGEMENT

Midas Fund, Inc.

Midas Management Corporation is the investment manager. It regularly furnishes advice with respect to portfolio transactions and provides all services necessary for the proper conduct of the Fund's business and administration. It is located at 11 Hanover Square, New York, New York 10005.

Lion Resource Management Limited is the subadviser. Mr. Kjeld Thygesen, the subadviser's Managing Director, has been the Fund's portfolio manager since January 1992 and currently serves as the Fund's portfolio manager together with the investment manager's Investment Policy Committee. Mr. Thygesen has been a Managing Director of the subadviser since 1989. Its principal business address is 7 - 8 Kendrick Mews, London, U.K. SW7 3HG. The subadviser advises and consults with the investment manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assists in pricing and generally monitoring such investments. The subadviser also provides the investment manager with advice as to allocating the Fund's portfolio assets among various countries, including the United States, and among equities, bullion, and other types of investments, including recommendations of specific investments.

Midas Investors, Ltd., Midas Special Equities Fund, Inc., and Midas U.S. and Overseas Fund Ltd.

CEF Advisers, Inc. is the investment manager of the Fund, providing day-to-day advice regarding portfolio transactions and is located at 11 Hanover Square, New York, New York 10005. Thomas B. Winmill, President and Chief Executive Officer of the investment manager and the Fund, is the Fund's portfolio manager. Mr. Winmill has served as a member of the Investment Manager's Investment Policy Committee since 1990. As a member of the Investment Policy Committee, he helps establish general investment guidelines. He has served as portfolio manager of the Fund since May 1, 1998.

Midas Magic, Inc.

Rockwood Advisers, Inc. is the investment manager of the Fund, providing day-to-day advice regarding portfolio transactions and is located at 11 Hanover Square, New York, New York 10005. Bassett S. Winmill, Chief Investment Officer of the investment manager, is the Fund's portfolio manager. Mr. Winmill has served as a portfolio manager of the Fund since February 2, 1999. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts.

Dollar Reserves, Inc.

CEF Advisers, Inc. is the investment manager of the Fund, providing day-to-day advice regarding portfolio transactions and is located at 11 Hanover Square, New York, New York 10005. Steven A. Landis, Senior Vice President of the investment manager and the Fund, is the Fund's portfolio manager. Mr. Landis has served as a member of the investment manager's Investment Policy Committee since 1995. As a member of the Investment Policy Committee, he assembles and disseminates information with respect to the fund's performance. He has served as portfolio manager of the Fund since April, 1995. From 1993 to 1995, he was an Associate Director of Proprietary Trading at Barclays de Zoete Wedd Securities Inc.


                                 MANAGEMENT FEES

Each Fund pays a management fee at an annual rate based on its average daily net assets, to the investment manager of the Fund, as follows: Midas Fund pays 1% on the first $200 million of average daily net assets, declining thereafter. Midas Investors, Ltd. pays 1% on the first $10 million of average daily net assets, declining thereafter. Midas Magic pays 1% on the first $200 million of average daily net assets, declining thereafter. Midas Special Equities Fund, Inc. 1% on the first $10 million of average daily net assets, declining thereafter. Midas U.S. and Overseas pays 1% on the first $10 million of average daily net assets, declining thereafter. Dollar Reserves 0.50% on the first $250 million of average daily net assets, declining thereafter.


                      DISTRIBUTION AND SHAREHOLDER SERVICES

Investor Service Center, Inc. is the distributor of the Fund and services shareholder accounts. Each of the Funds has adopted a plan under Rule 12b-1 and pays the distributor a distribution or 12b-1 fee as compensation for distribution and service activities as follows: Midas Fund pays one-quarter of one percent per annum of the Fund's average daily net assets. Midas Investors, Ltd. pays one-quarter of one percent per annum of the Fund's average daily net assets. Midas Magic pays one quarter of one percent per annum of the Fund's average daily net assets. Midas Special Equities Fund, Inc. pays one percent per annum of the Fund's average daily net assets. Midas U.S. and Overseas pays one percent per annum of the Fund's average daily net assets. Dollar Reserves one quarter of one percent per annum of the Fund's average daily net assets. These fees are paid out of the Fund's assets on an ongoing-basis. Overtime these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                                PURCHASING SHARES

Your price for Fund shares is the Fund's next calculation, after the order is placed, of net asset value (NAV) per share which is determined as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time) each day the exchange is open. The Fund's shares will not be priced on the days on which the exchange is closed for trading. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's board.

            Opening Your Account

By check. Complete and sign the Account Application that accompanies this prospectus and mail it, along with your check made payable to Dollar Reserves, to Investor Service Center, Box 419789, Kansas City, MO 64141-6789 (see Minimum Investments below).

By wire. Call toll-free 1-888-503-FUND, to give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, and to be assigned a Dollar Reserves account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: United Missouri Bank NA, ABA #10-10- 00695; for Account 98-7052-724-3; Dollar Reserves. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. This service is not available on days when the Federal Reserve wire system is closed (see Minimum Investments below).

                               Minimum Investments


Account Type                          Initial                  Subsequent
----------------------------  ------------------------  ------------------------
Regular                                $1,000                     $100
Unif Gifts/Trans to                    $1,000                     $100
Minors
403(b) plan                            $1,000                     $100
Automatic Investment                    $100                      $100
Program
 ............................  ........................  ........................


IRA Accounts                          Initial                  Subsequent
----------------------------  ------------------------  ------------------------
Traditional, Roth IRA                  $1,000                     $100
Spousal, Rollover IRA                  $1,000                     $100

SEP-IRA, SIMPLE IRA                    $1,000                     $100
Education IRA                           $500                    No min.

 ............................  ........................  ........................

Checks must be payable to Dollar Reserves in U.S. dollars. Third party checks cannot be accepted. You will be charged a fee for any check that does not clear.

IRAs and retirement accounts. For more information about the IRAs and retirement accounts listed above, please call toll-free 1-888- 503-FUND.

Automatic Investment Program. With the Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans explained below. Minimum investments above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account.


Bank Transfer Plan                            For making  automatic  investments
                                              from a designated  bank account.
 ................................................................................

Salary Investing Plan                         For  making  automatic investments
                                              through  a  payroll deduction.
 ................................................................................

Government Direct Deposit Plan                For  making  automatic investments
                                              from   your  federal   employment,
                                              Social  Security  or other regular
                                              federal government check.
 ................................................................................

The Fund reserves the right to redeem any account if participation in the program ends and the account's value is less than $1,000 due to redemptions.

For more information, or to request the necessary authorization form, please call toll-free 1-888-503-FUND. You may modify or terminate the Bank Transfer Plan at any time by written notice received 10 days prior to the scheduled investment date. To modify or terminate the Salary Investing Plan or Government Direct Deposit Plan, you should contact your employer or the appropriate U.S. Government agency, respectively.

            Adding to Your Account

By check. Complete a Midas FastDeposit form and mail it, along with your check, made payable to Dollar Reserves, to Investor Service Center, Box 419789, Kansas City, MO 64141-6789 (see Minimum Investments above). If you do not use that form, include a letter indicating the account number to which the subsequent investment is to be credited, and the name of the registered owner.

By Electronic Funds Transfer (EFT). Call toll-free 1-888-503-FUND. The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. Requests received by 4 p.m., eastern time, will ordinarily be credited to your Fund account on the next business day. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check (see Minimum Investments above).

By wire. Subsequent investments by wire may be made at any time without having to call by simply following the same wiring procedures above (see Minimum Investments above).

                                REDEEMING SHARES

Generally, you may redeem by any of the methods explained below. Requests for redemption should include the following information:

           o  name of the registered owner(s) of the account
           o  account number
           o  Fund name
           o  amount you want to sell
           o  name and address or wire information of person to receive proceeds

In some instances, a signature guarantee may be required. Signature guarantees protect against unauthorized account transfers by assuring that a signature is genuine. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

By mail. Write to Investor Service Center, Box 419789, Kansas City, MO 64141-6789, and request the specific amount to be redeemed. The request must be signed by the registered owner(s) and additional documentation may be required.

By telephone. Call toll-free 1-888-503-FUND, to expedite redemption of Fund shares.

By EFT. Call toll-free 1-888-503-FUND and request the specific amount to be redeemed through EFT. You may redeem as little as $250 worth of shares by requesting EFT service. EFT proceeds are ordinarily available in your bank account within two business days.

By wire. Call toll-free 1-888-503-FUND and request the specific amount to be redeemed by wire.

Systematic Withdrawal Plan. If your shares have a value of at least $20,000 you may elect automatic withdrawals from your Fund account, subject to a minimum withdrawal of $100. All dividends and distributions are reinvested in the Fund.

Check Writing Privilege for Easy Access. You may establish free, unlimited check writing privileges with only $250 minimum per check upon request, by calling toll-free 1-888-503-FUND. You will be subject to a $20 charge for refused checks, which may change without notice.


                        ACCOUNT AND TRANSACTION POLICIES

Order execution. Orders to buy and sell shares are executed at the next NAV calculated after the order has been received in proper form. Orders received on Fund business days by 4 p.m., eastern time, will be executed from your account that day. Orders received after 4 p.m., eastern time, will be executed from your account on the next Fund business day.

Redemption fee. The Fund is designed as a long term investment, and short term trading is discouraged. If shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the NAV of shares redeemed or exchanged. Redemption fees are paid to the Fund.

Redemption payment. Payment for shares redeemed will ordinarily be made within seven days after receipt of the redemption request in proper form.

Accounts with below-minimum balances. If your account balance falls below $500 as a result of selling shares and not because of market action, the Fund reserves the right, upon 45 days' notice, to close your account or request that you buy more shares.

Telephone privileges. The Fund accepts telephone orders from all shareholders and guards against fraud by following reasonable precautions such as requiring personal identification before carrying out shareholder requests. You could be responsible for any loss caused by an order which later proves to be fraudulent. The Fund is not liable as long as the Fund follows reasonable procedures.

Assignment. Fund shares may be transferred to another owner. Instructions are available by calling toll-free 1-888-503-FUND.


                             DISTRIBUTIONS AND TAXES

Distributions. The Fund pays its shareholders dividends from any net investment income and distributes net capital gains that it has realized, if any. Each of these distributions, if any, is paid out once a year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise by calling toll-free 1-888-503-FUND.

Taxes. Generally, you will be taxed when you sell shares, exchange shares and receive distributions (whether reinvested or taken in cash). Typically, your tax treatment will be as follows:

Transaction                                                 Tax treatment
Income dividends............................................Ordinary income
Short-term capital gains distributions......................Ordinary income
Long-term capital gains distributions.......................Capital gains
Sales or exchanges of shares held for more than one year....Capital   gains   or
                                                            losses
Sales or exchanges of shares held for one year or less......Gains are treated as
                                                            ordinary     income;
                                                            losses are subject
                                                            to special rules

Because income and capital gains distributions are taxable, you may want to avoid making a substantial investment in a taxable account when the Fund is about to declare a distribution. Each January, the Fund issues tax information on its distributions for the previous year. Any investor for whom the Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because everyone's tax situation is unique, please consult your tax professional about your investment.

                     FINANCIAL HIGHLIGHTS: MIDAS FUND, INC.

This table describes the Fund's performance for the past five years. The fiscal year end is December 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown, with the exception of 1994, were audited by Tait, Weller & Baker, the Fund's independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                                                             Years Ended December 31,
                                                                 -----------------------------------------------------------------
                                                                 1998*          1997*          1996*          1995*           1994
                                                                 -----          -----          -----          -----           ----
PER SHARE DATA
Net asset value, beginning of period......................       $2.11          $5.15          $4.25          $3.32          $4.16
                                                                 -----          -----          -----          -----          -----
Income from investment operations:
Net investment loss.......................................        -             (0.03)         (0.05)         (0.06)         (0.05)
Net realized and unrealized gain (loss) on investments....       (0.60)         (3.01)          0.95           1.28          (0.67)
                                                                 ------         ------          ----           ----          ------
  Total from investment operations........................       (0.60)         (3.04)          0.90           1.22          (0.72)
Less distributions:
Distributions from net realized gains.....................        -              -              -             (0.29)         (0.12)
  Total distributions.....................................        -              -              -             (0.29)         (0.12)
                                                                                                             ------         ------
Net asset value, end of period............................       $1.51          $2.11          $5.15          $4.25          $3.32
                                                                 =====          =====          =====          =====          =====
TOTAL RETURN..............................................      (28.44)%      (59.03)%        21.22%         36.73%         (17.27)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)......................      $87,841       $100,793       $200,457        $15,753         $7,052
Ratio of expenses to average net assets(a) (b):...........       2.33%          1.90%          1.63%          2.26%          2.15%
Ratio of net investment loss to average net assets(c):....      (0.02)%        (0.72)%        (0.92)%        (1.47)%        (1.26)%
Portfolio turnover rate ..................................        27%            50%            23%            48%            53%

*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Expense ratio prior to reimbursement by the investment manager was 2.15%, 1.83%, and 2.52% for the years ended December 31, 1997, 1996, and 1995. (b) Expense ratio after transfer agent and custodian credits was 2.30%, 1.88%, 1.61% and 2.25% for the years ended December 31, 1998, 1997, 1996 and 1995. Prior to 1995, such credits were reflected in the expense ratio. (c) Ratio prior to reimbursement by the investment manager was (0.97)%, (1.12)%, and (1.73)% for the years ended December 31, 1997, 1996, and 1995.

                   FINANCIAL HIGHLIGHTS: MIDAS INVESTORS, LTD.

This table describes the Fund's performance for the past five years. The fiscal year end is December 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown were audited by Tait, Weller & Baker, the Fund's independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                     Six Months Ended                      Years Ended June 30,
                                                      December 31,*  --------------------------------------------------------------

PER SHARE DATA*                                          1998          1998         1997          1996          1995          1994
                                                         ----          ----         ----          ----          ----          ----
Net asset value at beginning of period.............      $3.67         $7.14       $14.02        $13.13        $15.71        $16.98
                                                         -----         -----       ------        ------        ------        ------
 Income from investment operations:
   Net investment loss.............................      (.04)        (.12)         (.25)        (.22)           --           (.11)
   Net realized and unrealized gain (loss) on
      investments..................................      (.81)        (2.94)       (4.36)         2.72         (1.13)        (1.05)
                                                         -----        ------       ------         ----         ------        ------
         Total from investment operations..........      (.85)        (3.06)       (4.61)         2.50         (1.13)        (1.16)
                                                         -----        ------       ------         ----         ------        ------
 Less distributions:
   Distributions from net realized gains on
      investments..................................       --          (.41)        (2.27)        (1.61)        (1.45)         (.11)
   Total distributions.............................       --          (.41)        (2.27)        (1.61)        (1.45)         (.11)
                                                                      -----        ------        ------        ------         -----
Net asset value at end of period...................      $2.82        $3.67         $7.14        $14.02        $13.13        $15.71
                                                         =====        =====         =====        ======        ======        ======
TOTAL RETURN.......................................     (23.16)%     (43.45)%      (37.81)%      21.01%        (8.01)%       (6.92)%
                                                        =======      =======       =======       =====         ======        ======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)........     $6,293        $8,324       $15,217      $27,489       $29,007        $36,603
                                                        ======        ======       =======      =======       =======        =======
Ratio of expenses to average net assets(a)(b)......     4.32%**       3.57%         2.77%        2.93%         2.82%          2.54%
                                                        ====          ====          ====         ====          ====           ====
Ratio of net investment income (loss) to
average net assets.................................    (2.50)%**     (2.09)%       (1.89)%      (1.49)%        0.12%         (.65)%
                                                       ======        ======        ======       ======         ====          =====
Portfolio turnover rate............................       36%          136%          37%          61%           158%          129%
                                                          ==           ===           ==           ==            ===           ===

* Per share net investment loss and unrealized gain (loss) on investment have been computed using the average number of shares outstanding. these computations had no effect on net asset value per share.
** Annualized.
(a) Ratios excluding interest expense were 3.96%**, 3.57%, 2.77%, 2.93%, 2.82%, and 2.54%, for the six months ending December 31, 1998 and the years ending June 30, 1998, 1997, 1996, 1995, and 1994, respectively. (b) Ratio after custodian credits was 4.30%** and 3.82% for the six months ending December 31, 1998 and the year ended June 30, 1998, respectively.

                     FINANCIAL HIGHLIGHTS: MIDAS MAGIC, INC.

This table describes the Fund's performance for the past five years. In 1998, the fiscal year end changed to December 31. Previously, the fiscal year end was October 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods ended 1996 through 1998 were audited by Tait, Weller & Baker, the Fund's independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. The Fund's financial statements for periods prior to 1996 were audited by other auditors whose reports thereon expressed unqualified opinions on those statements.

                                                  Two Months Ended                      Years Ended October 31,
                                                     December 31, -----------------------------------------------------------------

                                                       1998           1998         1997          1996          1995          1994
                                                       ----           ----         ----          ----          ----          ----
PER SHARE DATA*
Net asset value at beginning of period...........     $15.67        $24.92        $24.24        $18.73        $16.61       $16.32
                                                      ------        ------        ------        ------        ------       ------
Net investment loss..............................       (.04)         (.25)         (.59)         (.56)         (.31)        (.22)
Net realized and unrealized gain (loss) on
   investments...................................        .98         (7.20)         6.17          6.07          2.43          .51
                                                         ---         ------         ----          ----          ----          ---
      Total from investment operations...........        .94         (7.45)         5.58          5.51          2.12          .29
                                                         ---         ------         ----          ----          ----         ----
Distributions from net realized gain
   on investments................................      (2.04)        (1.80)        (4.90)          .00           .00          .00
                                                       ------        ------        ------          ---           ---          ---
      Total Distributions........................      (2.04)        (1.80)        (4.90)          .00           .00          .00
Net asset value at end of period.................     $14.57        $15.67        $24.92        $24.24        $18.73       $16.61
                                                      ======        ======        ======        ======        ======       ======
TOTAL RETURN.....................................       6.48%       (31.29)%       27.55%        29.42%        12.76%         1.78%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)......       $548          $613        $1,771        $1,200         $774          $714
Ratio of expenses to average net assets(a)(b)....       2.85%**       2.09%         2.81%         2.55%         2.30%        2.00%
Ratio of net investment loss to average net
   assets(c).....................................      (1.54)%**     (1.38)        (2.65)%       (2.23)%       (1.77)%      (1.38)%
Portfolio turnover rate..........................       0%            207%          44%           42%           30%          18%

*Per share net investment loss and net realized and unrealized gain on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**Annualized.
(a)Ratio prior to reimbursement by the investment manager was 18.84%**, 9.27%, 10.47%, 4.44%, 3.00%, and 2.82%, for the two months ended December 31, 1998 and the years ended October 31, 1998, 1997, 1996, 1995, and 1994, respectively.
(b)Ratio after custodian fee credits was 1.97% for the year ended October 31, 1998. There were no custodian fee credits for prior years. (c)Ratio prior to reimbursement by the manager was (17.53)%**, (8.56)%, (10.31)%, (4.12)%,
(2.47)%, and (2.20)% for the two months ended December 31, 1998 and the years ended October 31, 1998, 1997, 1996, 1995, and 1994, respectively.

             FINANCIAL HIGHLIGHTS: MIDAS SPECIAL EQUITIES FUND, INC.

This table describes the Fund's performance for the past five years. The fiscal year end is December 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown were audited by Tait, Weller & Baker, the Fund's independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                                                        Years Ended December 31,
                                                             ----------------------------------------------------------------------
                                                              1998           1997            1996           1995            1994
                                                              ----           ----            ----           ----            ----
PER SHARE DATA*
Net asset value at beginning of period.................      $23.38          $22.96         $25.42          $19.11         $23.13
                                                             ------          ------         ------          ------         ------
   Net investment loss.................................        (.61)           (.38)          (.73)           (.81)          (.55)
   Net realized and unrealized gain (loss) on
      investments......................................        (.65)           1.55           0.99            8.51          (3.28)
                                                               -----           ----           ----            ----          ------
   Total from investment operations....................       (1.26)           1.17           0.26            7.70          (3.83)
                                                              ------           ----           ----            ----          ------
   Distributions from net realized gains on
      investments......................................       (1.78)           (.75)         (2.72)          (1.39)          (.19)
                                                              ------           -----         ------          ------          -----
   Net increase (decrease) in net asset value..........       (3.04)            .42          (2.46)           6.31          (4.02)
Net asset value at end of period.......................      $20.34          $23.38         $22.96          $25.42         $19.11
                                                             ======          ======         ======          ======         ======
TOTAL RETURN...........................................      (5.0)%          5.3%            1.0%           40.5%         (16.5)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)............     $36,807         $44,773        $49,840         $56,340        $45,614
Ratio of expenses to average net assets(a)(b)..........       3.42%           2.81%          2.92%           3.67%          2.92%
Ratio of net investment loss to average net assets.....      (2.57)%         (1.48)%        (2.81)%         (2.70)%        (2.43)%
Portfolio turnover rate................................       97%            260%            311%           319%            309%

*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Expense ratio excluding interest expense was 2.63%, 2.53%, 2.45% and 2.88% for the years ended December 31, 1998, 1997, 1996 and 1995. (b) Expense ratio after custodian fee credits was 3.41% and 2.79% for the years ended December 31, 1998 and 1997. Prior to 1995, such credits were reflected in the expense ratio. There were no custodian fee credits for 1996 and 1995.

             FINANCIAL HIGHLIGHTS: MIDAS U.S. AND OVERSEAS FUND LTD.

This table describes the Fund's performance for the past five years. The fiscal year end is December 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown were audited by Tait, Weller & Baker, the Fund's independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                                                          Years Ended December 31,
                                                                      --------------------------------------------------------------
                                                                        1998         1997          1996          1995        1994
                                                                        ----         ----          ----          ----        ----
PER SHARE DATA(1)
Net asset value at beginning of period.............................    $7.35        $7.91          $8.36        $7.08        $8.71
                                                                       -----        -----          -----        -----        -----
   Net investment income (loss)....................................     (.10)       (0.05)         (0.24)       (0.23)       (0.13)
   Net realized and unrealized gain (loss) on investments..........      .18         0.46           0.68         2.00        (1.01)
                                                                         ---         ----           ----         ----        ------
   Total from investment operations................................      .08         0.41           0.44         1.77        (1.14)
                                                                         ---         ----           ----         ----        ------
   Distributions from net realized gains...........................     (.26)       (0.97)         (0.89)       (0.49)       (0.49)
Net asset value at end of period...................................    $7.17        $7.35          $7.91        $8.36        $7.08
                                                                       =====        =====          =====        =====        =====
TOTAL RETURN.......................................................     1.18%        5.64%          5.34%       25.11%      (13.12)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)........................    $7,340       $8,446         $9,836       $9,808       $8,454
Ratio of expenses to average net assets(a)(b)......................     3.33%        3.28%          3.20%        3.55%        3.53%
Ratio of net investment income (loss) to average net assets(c).....   (1.38)%      (0.63)%        (2.74)%      (2.85)%      (1.65)%
Portfolio turnover rate............................................       69%         205%           255%         214%         212%

1 Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Expense ratio prior to reimbursement by the investment manager was 3.84% and 3.59% for the years ended December 31, 1995 and 1994. (b) Expense ratio after the custodian fee credits was 3.22% and 3.49% for 1997 and 1995. Prior to 1995, such reductions were reflected in the expense ratios. There were no custodian fee credits for 1998 and 1996. (c) Ratio prior to reimbursement by the investment manager was (3.14)% and (1.71)% for the years ended December 31, 1995 and 1994.

                   FINANCIAL HIGHLIGHTS: DOLLAR RESERVES, INC.

This table describes the Fund's performance for the past five years. The fiscal year end is December 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown were audited by Tait, Weller & Baker, the Fund's independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                   Six Months Ended                     Years Ended June 30,
                                                     December 31,  -----------------------------------------------------------------
                                                          1998          1998          1997          1996         1995         1994
PER SHARE DATA                                            ----          ----          ----          ----         ----         ----
Net asset value at beginning of period.............       $1.000       $1.000        $1.000       $1.000        $1.000       $1.000
Income from investment operations:
   Net investment income...........................         .022         .048          .047         .047          .044         .026
Less distributions:
   Distributions from net investment income........        (.022)       (.047)        (.047)        .047         (.044)       (.026)
                                                           ------       ------        ------        ----         ------       ------
   Distributions from paid-in capital .............          --        ($.001)          --           --            --            --
                                                                       -------
Net asset value at end of period...................       $1.000       $1.000        $1.000       $1.000        $1.000       $1.000
                                                          ======       ======        ======       ======        ======       ======
TOTAL RETURN.......................................        4.46%**      4.88%         4.83%        4.81%         4.53%        2.59%
                                                           ====         ====          ====         ====          ====         ====
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)........      $65,535      $61,602       $62,908      $62,467       $65,278      $76,351
                                                         =======      =======       =======      =======       =======      =======
Ratio of expenses to average net assets (a)........         .93%**       .86%          .71%         .90%          .89%         .89%
                                                            ===          ===           ===          ===           ===          ===
Ratio of net investment income to average net              4.43%**      4.71%         4.73%        4.70%         4.41%        2.56%
assets (b).........................................        ====         ====          ====         ====          ====         ====

** Annualized
(a) Ratio prior to waiver by the Investment Manager and Distributor was 1.30%**, 1.20%, 1.21%, 1.40%, 1.39%, and 1.39% for the six months ended December 31, 1998 and the years ended June 30, 1998, 1997, 1996, 1995, 1994, respectively.
(b) Ratio prior to waiver by the Investment Manager and Distributor was 4.06%**, 4.37%, 4.23%, 4.20%, 3.91%, and 2.06%for the six months ended December 31, 1998, 1997, 1996, 1995, and 1994, respectively.

                              FOR MORE INFORMATION

For investors who want more information on the Funds, the following documents are available free upon request:

Annual/Semi-annual reports. Contains performance data, lists portfolio holdings and contains a letter from the Funds managers discussing recent market conditions, economic trends and Fund strategies that significantly affected the Funds performance during the last fiscal year.

Statement of Additional Information (SAI). Provides a fuller technical and legal description of the Funds policies, investment restrictions, and business structure. A current SAI is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference (is legally considered part of this prospectus).

To Obtain Information

By telephone, call
1-800-400-MIDAS (for Midas Fund) or 1-888-503-FUND (for all other Funds)

By mail, write to:
Midas Funds
Box 419789
Kansas City, MO 64141-6789

By e-mail, write to:
info@mutualfunds.net

On the Internet, Fund documents
can be viewed online or downloaded from:
SEC at http://www.sec.gov, or
Midas Family of Funds at http://www.mutualfunds.net

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a
duplicating  fee  to  the  SEC's  Public  Reference  Section,   Washington,   DC
20549-6009.  The Funds  Investment  Company  Act file  numbers  are as  follows:
811-04316 (Midas Fund);  811-00835 (Midas  Investors);  811-04534 (Midas Magic);
811-04625 (Midas Special Equities); 811-04741 (Midas U.S. and Overseas) and 811-02474 (Dollar Reserves) .

                         Prospectus dated June 30, 1999



Dollar Reserves, Inc. is a high quality no-load money market fund investing exclusively in obligations of the U.S. Government, its agencies and instrumentalities. The Fund's objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. There is no assurance that the Fund will achieve its investment objective.

This prospectus contains information you should know about the Fund before you invest. Please keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.




                                    CONTENTS

INVESTMENT OBJECTIVE AND STRATEGY..............................................2

MAIN RISKS  ...................................................................2

PAST PERFORMANCE...............................................................4

FEES AND EXPENSES OF THE FUND..................................................4

PORTFOLIO MANAGEMENT...........................................................4

DISTRIBUTION AND SHAREHOLDER SERVICES..........................................5

FINANCIAL HIGHLIGHTS...........................................................5

PURCHASING SHARES..............................................................5

REDEEMING SHARES...............................................................7

ACCOUNT AND TRANSACTION POLICIES...............................................7

DISTRIBUTIONS AND TAXES........................................................8

                        INVESTMENT OBJECTIVE AND STRATEGY

The Fund's investment objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity.

The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). The monthly dividends the Fund pays are generally exempt from state and local income taxes. In addition, the value of Fund shares is generally exempt from state intangible personal property taxes.

The U.S. Government Securities in which the Fund may invest include U.S. Treasury notes and bills and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund may also invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of government backing as to principal or interest but which are not backed by the full faith and credit of the U.S. Government.

The Fund is managed so the dollar-weighted average maturity of its portfolio does not exceed 90 days, and all investments have, or are deemed to have, a remaining maturity of less than 397 days.

The Fund may purchase securities on a "when-issued" basis. In such transactions the price is fixed at the time the commitment to make the purchase is made, but delivery and payment occur at a later date. The Fund will only make commitments to purchase U.S. Government Securities maturing in less than 397 days from the date of the commitment.

When the Fund purchases securities on a when-issued basis, its custodian will set aside in a segregated account cash or liquid securities whose value is marked to the market daily with a market value at least equal to the amount of the commitment. If necessary, assets will be added to the account daily so that the value of the account will not be less than the amount of the Fund's purchase commitment.

Lending. Pursuant to an agency arrangement with an affiliate of its Custodian, the Fund may lend portfolio securities or other assets through such affiliate for a fee to other parties. The Fund's agreement requires that the loans be continuously secured by cash, securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. Loans of portfolio securities may not exceed one-third of the Fund's total assets.

Loans will be made only to borrowers deemed to be creditworthy. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

The Fund operates in accordance with a nonfundamental policy that complies with Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act") that limits the amount the Fund may invest in the securities of any one issuer to 5% of the Fund's total assets, except that this limitation does not apply to U.S. Government Securities. The Fund is also subject to a fundamental limitation that provides it with the ability to invest, with respect to 25% of the Fund's assets, more than 5% of its total assets in any one issuer. The Fund will operate in accordance with this fundamental limitation only in the event that Rule 2a-7 is amended and the Fund's Board amends the nonfundamental policy discussed above. The Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment), but not in excess of an amount equal to one third of the Fund's total assets. The Fund may also invest up to 10% of its net assets in illiquid assets and up to 10% of its total assets in restricted securities.

Variable and Floating Rate Securities. The Fund may purchase variable and floating rate U.S. Government Securities. The yield on these securities is adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. The Fund's investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

                                   MAIN RISKS

There can be no assurance that the Fund will achieve its investment objective. In periods of declining interest rates, the Fund's yields may be somewhat higher than prevailing market rates, and in periods of rising rates the opposite may be true. Also, when interest rates are falling, net cash inflows from the continuous sale of the Fund's shares are likely to be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing its yield. In periods of rising interest rates, the opposite may be true.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

While the risks associated with investment in U.S. Government Securities are minimal, an investment in the Fund is not completely risk free. The U.S. Government is not obligated by law to provide financial support to certain agencies, and securities issued by them may involve risk of loss of principal and interest. For example, securities issued by the Federal Farm Credit Banks are supported by the agency's limited right to borrow money from the U.S. Treasury under certain circumstances, and securities issued by the Federal Home Loan Banks are supported only by the credit of the agency that issued them. The Fund invests in these securities only when satisfied that the issuer's credit risk is minimal.

Acquiring securities in this manner involves a risk that yields available on the delivery date may be higher than those received in such transactions, as well as the risk of price fluctuation.

Although the Fund will enter into when-issued transactions with the intention of acquiring the securities, the Fund may sell the securities prior thereto, which may result in a gain or loss. Failure of the issuer to deliver the security may cause the Fund to incur a loss or miss an opportunity to make an alternative investment.

Lending. The Fund may lend portfolio securities to borrowers for a fee. Securities may only be lent if the Fund receives collateral equal to the market value of the assets lent. Some risk is involved if the borrowers suffer financial problems and are unable to return the assets lent. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement.

Interest Rates. The Fund's bond investments are affected by interest rates. When interest rates rise, the prices of bonds typically fall in proportion to their duration. Duration, expressed in years, is based on the estimated payback period, or "duration," of a bond and is the most widely used gauge of sensitivity to interest rate change.

Portfolio Management. The portfolio manager's skill in choosing appropriate investments for the Fund will determine in large part whether the Fund achieves its investment objectives.

Active Trading. The Fund expects to trade securities actively. This strategy could increase transaction costs, reduce performance, and may result in taxable distributions.

Year 2000. The Fund could be adversely affected if computer systems used by CEF Advisers, Inc. (formerly Bull & Bear Advisers, Inc.) and the Fund's other service providers do not properly process and calculate date-related information on and after January 1, 2000. CEF Advisers, Inc. is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. There could be a negative impact on the Fund. While the Fund cannot, at this time, predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. markets.

                                PAST PERFORMANCE

The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. As with all mutual funds, past performance is not necessarily an indication of future performance.

                 Year-by-year total return as of 12/31 each year
Bar Chart: 1989, x%; 1990, x%; 1991, X%; 1992, x%; 1993, x%; 1994, x%; 1995, x%;
           1996, x%; 1997, X%, 1998, x%.

                                  Best Quarter:
                                  --/-- - --/--
                                       --%

                                 Worst Quarter:
                                  --/-- - --/--
                                       --%

For information on the Fund's 7-day yield, Call toll-free 1-88-503-FUND.

                          FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price.

                                Shareholder Fees
                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)......................................NONE
Maximum Deferred Sales Charge (Load).......................................NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends................NONE
Redemption Fee within 30 days of purchase.................................1.00%

                         Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)( as % of average daily net assets)

Management fees ..............................................................x%
Distribution and service (12b-1) fees ........................................x%
Other expenses ...............................................................x%
Total annual fund operating expenses .........................................x%

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds:

                                                                       One         Three        Five         Ten
The example  assumes that you invest $10,000 in the Fund for          Year         Years        Years       Years
the  time  periods  indicated  and then  redeem  all of your
shares at the end of those periods. The example also assumes that your  investment has a 5% return each year and that the
Fund's  operating  expenses  remain the same.  Although your actual  costs  may  be  higher  or  lower,  based  on  these
assumptions your costs would be:...................................   $x           $x           $x           $x


                              PORTFOLIO MANAGEMENT

CEF Advisers, Inc. is the investment manager of the Fund, providing day-to-day advice regarding portfolio transactions and is located at 11 Hanover Square, New York, New York 10005. Steven A. Landis, Senior Vice President of the investment manager and the Fund, is the Fund's portfolio manager. Mr. Landis has served as a member of the investment manager's Investment Policy Committee since 1995. As a member of the Investment Policy Committee, he assembles and disseminates information with respect to the fund's performance. He has served as portfolio manager of the Fund since April, 1995. From 1993 to 1995, he was an Associate Director of Proprietary Trading at Barclays de Zoete Wedd Securities Inc.

Generally, the Fund pays the investment manager a management fee based on the average daily net assets of the Fund, at the annual rate of 0.50% on the first $250 million and declining thereafter as a percentage of average daily net assets. During the fiscal year ended December 31, 1998, investment management fees paid by the Fund represented approximately x.xx% of average daily net assets.

                      DISTRIBUTION AND SHAREHOLDER SERVICES

Investor Service Center, Inc. is the distributor of the Fund and services shareholder accounts. The Fund has adopted a plan under Rule 12b-1 and pays the distributor a distribution or 12b-1 fee in an amount of one quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. These fees are paid out of the Fund's assets on an ongoing-basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                              FINANCIAL HIGHLIGHTS

This table describes the Fund's performance for the past five years. The fiscal year end is December 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown were audited by Tait, Weller & Baker, the Fund's independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.


                                                 x Months Ended
                                                  December 31,                          Years Ended June 30,

PER SHARE DATA                                       1998           1998          1997           1996          1995           1994
                                                     ----           ----          ----          ------        ------         -----
Net asset value at beginning of period...........   $1.000        $1.000         $1.000        $1.000         $1.000        $1.000
Income from investment operations:
   Net investment income.........................     .022          .048           .047          .047           .044          .026
Less distributions:
   Distributions from net investment income......    (.022)        (.047)         (.047)         .047          (.044)        (.026)
                                                     ------        ------         ------         ----          ------        ------
   Distributions from paid-in capital                 --          ($.001)           --             --            --             --
                                                                  -------
Net asset value at end of period.................   $1.000        $1.000         $1.000        $1.000         $1.000        $1.000
                                                    ======        ======         ======        ======         ======        ======
TOTAL RETURN.....................................    4.46%**       4.88%          4.83%         4.81%          4.53%         2.59%
                                                     ====          ====           ====          ====           ====          ====
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)......  $65,535       $61,602        $62,908       $62,467        $65,278       $76,351
                                                   =======       =======        =======       =======        =======       =======
Ratio of expenses to average net assets (a)......     .93%**        .86%           .71%          .90%           .89%          .89%
                                                      ===           ===            ===           ===            ===           ===
Ratio of net investment income to average
net assets (b)...................................    4.43%**       4.71%          4.73%         4.70%          4.41%         2.56%
                                                     ====          ====           ====          ====           ====          ====

** Annualized
(a) Ratio prior to waiver by the Investment Manager and Distributor was 1.30%**, 1.20%, 1.21%, 1.40%, 1.39%, and 1.39% for the six months ended December 31, 1998 and the years ended June 30, 1998, 1997, 1996, 1995, 1994, respectively.
(b) Ratio prior to waiver by the Investment Manager and Distributor was 4.06%**, 4.37%, 4.23%, 4.20%, 3.91%, and 2.06%for the six months
            endedDecember 31, 1998, 1997, 1996, 1995, and 1994, respectively.

                                PURCHASING SHARES

Your price for Fund shares is the Fund's next calculation, after the order is placed, of net asset value (NAV) per share which is determined as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time) each day the exchange is open. The Fund's shares will not be priced on the days on which the exchange is closed for trading. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's board.

            Opening Your Account

By check. Complete and sign the Account Application that accompanies this prospectus and mail it, along with your check made payable to Dollar Reserves, to Investor Service Center, Box 419789, Kansas City, MO 64141-6789 (see Minimum Investments below).

By wire. Call toll-free 1-888-503-FUND, to give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, and to be assigned a Dollar Reserves account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: United Missouri Bank NA, ABA #10-10-00695; for Account 98-7052-724-3; Dollar Reserves. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. This service is not available on days when the Federal Reserve wire system is closed (see Minimum Investments below).

                                            Minimum Investments


Account Type                    Initial    Subsequent  IRA Accounts             Initial    Subsequent
-----------------------------  ---------  -----------  ----------------------  ---------  ------------
Regular                          $1,000       $100     Traditional, Roth IRA     $1,000       $100
Unif Gifts/Trans to Minors       $1,000       $100     Spousal, Rollover IRA     $1,000       $100
403(b) plan                      $1,000       $100     SEP-IRA, SIMPLE IRA       $1,000       $100
Automatic Investment Program      $100        $100     Education IRA              $500      No min.
 .............................  .........  ...........  ......................  .........  ............

Checks must be payable to Dollar Reserves in U.S. dollars. Third party checks cannot be accepted. You will be charged a fee for any check that does not clear.

IRAs and retirement accounts. For more information about the IRAs and retirement accounts listed above, please call toll-free 1-888-503-FUND.

Automatic Investment Program. With the Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans explained below. Minimum investments above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account.

 ................................................................................
Bank Transfer Plan                            For making  automatic  investments
                                              from a designated  bank account.
 ................................................................................

Salary Investing Plan                         For  making  automatic investments
                                              through  a  payroll deduction.
 ................................................................................

Government Direct Deposit Plan                For  making  automatic investments
                                              from   your  federal   employment,
                                              Social  Security  or other regular
                                              federal government check.
 ................................................................................


The Fund reserves the right to redeem any account if participation in the program ends and the account's value is less than $1,000 due to redemptions.

For more information, or to request the necessary authorization form, please call toll-free 1-888-503-FUND. You may modify or terminate the Bank Transfer Plan at any time by written notice received 10 days prior to the scheduled investment date. To modify or terminate the Salary Investing Plan or Government Direct Deposit Plan, you should contact your employer or the appropriate U.S. Government agency, respectively.

            Adding to Your Account

By check. Complete a Midas FastDeposit form and mail it, along with your check, made payable to Dollar Reserves, to Investor Service Center, Box 419789, Kansas City, MO 64141-6789 (see Minimum Investments above). If you do not use that form, include a letter indicating the account number to which the subsequent investment is to be credited, and the name of the registered owner.

By Electronic Funds Transfer (EFT). Call toll-free 1-888-503-FUND. The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. Requests received by 4 p.m., eastern time, will ordinarily be credited to your Fund account on the next business day. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check (see Minimum Investments above).

By wire. Subsequent investments by wire may be made at any time without having to call by simply following the same wiring procedures above (see Minimum Investments above).

                                REDEEMING SHARES

Generally, you may redeem by any of the methods explained below. Requests for redemption should include the following information:

            o name of the registered owner(s) of the account
            o account number
            o Fund name
            o amount you want to sell
            o name and address or wire information of person to receive proceeds

In some instances, a signature guarantee may be required. Signature guarantees protect against unauthorized account transfers by assuring that a signature is genuine. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

By mail. Write to Investor Service Center, Box 419789, Kansas City, MO 64141-6789, and request the specific amount to be redeemed. The request must be signed by the registered owner(s) and additional documentation may be required.

By telephone. Call toll-free 1-888-503-FUND, to expedite redemption of Fund shares.

By EFT. Call toll-free 1-888-503-FUND and request the specific amount to be redeemed through EFT. You may redeem as little as $250 worth of shares by requesting EFT service. EFT proceeds are ordinarily available in your bank account within two business days.

By wire. Call toll-free 1-888-503-FUND and request the specific amount to be redeemed by wire.

Systematic Withdrawal Plan. If your shares have a value of at least $20,000 you may elect automatic withdrawals from your Fund account, subject to a minimum withdrawal of $100. All dividends and distributions are reinvested in the Fund.

Check Writing Privilege for Easy Access. You may establish free, unlimited check writing privileges with only $250 minimum per check upon request, by calling toll-free 1-888-503-FUND. You will be subject to a $20 charge for refused checks, which may change without notice.

                        ACCOUNT AND TRANSACTION POLICIES

Order execution. Orders to buy and sell shares are executed at the next NAV calculated after the order has been received in proper form. Orders received on Fund business days by 4 p.m., eastern time, will be executed from your account that day. Orders received after 4 p.m., eastern time, will be executed from your account on the next Fund business day.

Redemption fee. The Fund is designed as a long term investment, and short term trading is discouraged. If shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the NAV of shares redeemed or exchanged. Redemption fees are paid to the Fund.

Redemption payment. Payment for shares redeemed will ordinarily be made within seven days after receipt of the redemption request in proper form.

Accounts with below-minimum balances. If your account balance falls below $500 as a result of selling shares and not because of market action, the Fund reserves the right, upon 45 days' notice, to close your account or request that you buy more shares.

Telephone privileges. The Fund accepts telephone orders from all shareholders and guards against fraud by following reasonable precautions such as requiring personal identification before carrying out shareholder requests. You could be responsible for any loss caused by an order which later proves to be fraudulent. The Fund is not liable as long as the Fund follows reasonable procedures.

Assignment. Fund shares may be transferred to another owner. Instructions are available by calling toll-free 1-888-503-FUND.

                             DISTRIBUTIONS AND TAXES

Distributions. The Fund pays its shareholders dividends from any net investment income and distributes net capital gains that it has realized, if any. Each of these distributions, if any, is paid out once a year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise by calling toll-free 1-888-503-FUND.

Taxes. Generally, you will be taxed when you sell shares, exchange shares and receive distributions (whether reinvested or taken in cash). Typically, your tax treatment will be as follows:


Transaction                                                  Tax treatment
Income dividends.............................................Ordinary income
Short-term capital gains distributions.......................Ordinary income
Long-term capital gains distributions........................Capital gains
Sales or exchanges of shares held for more than one year.....Capital  gains  or losses
Sales or exchanges of shares held for one year or less.......Gains  are  treated as ordinary income;
                                                             losses  are subject
                                                             to special rules

Because income and capital gains distributions are taxable, you may want to avoid making a substantial investment in a taxable account when the Fund is about to declare a distribution. Each January, the Fund issues tax information on its distributions for the previous year. Any investor for whom the Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because everyone's tax situation is unique, please consult your tax professional about your investment.

                              FOR MORE INFORMATION

For investors who want more information on the Fund, the following documents are available free upon request:

Annual/Semi-annual reports. Contains performance data, lists portfolio holdings and contains a letter from the Fund's manager discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during the last fiscal year.

Statement of Additional Information (SAI). Provides a fuller technical and legal description of the Fund's policies, investment restrictions, and business structure. A current SAI is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference (is legally considered part of this prospectus).

To Obtain Information

By telephone, call:
1-888-503-FUND

By mail, write to:
Dollar Reserves, Inc.
Box 419789
Kansas City, MO 64141-6789

By e-mail, write to:
info@mutualfunds.net

On the Internet, Fund documents
can be viewed online or downloaded from:
SEC at http://www.sec.gov, or
Dollar Reserves at http://www.mutualfunds.net

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. The Fund's Investment Company Act file number is 811-2474.

Statement of Additional Information                                June 30, 1999




                              DOLLAR RESERVES, INC.
                                11 Hanover Square
                               New York, NY 10005
                                 1-888-503-FUND



    Dollar Reserves, Inc. ("Corporation") is a diversified, open-end management investment company organized as a Maryland corporation. This Statement of Additional Information regarding the Fund is not a prospectus and should be read in conjunction with the Fund's Prospectus dated June 30, 1999. The Prospectus is available without charge upon request by calling toll-free at 1-888-503-FUND (1-888-503-3863).




                                TABLE OF CONTENTS


THE FUND'S INVESTMENT PROGRAM..................................................2

INVESTMENT RESTRICTIONS........................................................2

THE INVESTMENT COMPANY COMPLEX.................................................3

OFFICERS AND DIRECTORS.........................................................4

INVESTMENT MANAGER.............................................................5

INVESTMENT MANAGEMENT AGREEMENT................................................5

YIELD AND PERFORMANCE INFORMATION .............................................6

DISTRIBUTION OF SHARES.........................................................8

DETERMINATION OF NET ASSET VALUE...............................................9

PURCHASE OF SHARES............................................................10

ALLOCATION OF BROKERAGE.......................................................10

DIVIDENDS AND TAXES...........................................................11

REPORTS TO SHAREHOLDERS.......................................................11

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT.............................11

AUDITORS......................................................................12

FINANCIAL STATEMENTS..........................................................12

                          THE FUND'S INVESTMENT PROGRAM

    The Fund's investment objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund seeks to achieve this objective by investing exclusively in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Although the Fund's investment policies also permit the Fund to invest in bank obligations and instruments secured thereby, high quality commercial paper, high grade corporate obligations, and repurchase agreements pertaining to these securities and U.S. Government Securities, the Board of Directors has determined that the Fund shall not do so until and after 60 days' notice to shareholders. There can be no assurance that the Fund will achieve its investment objective.

    The Fund is managed to maintain a net asset value of $1.00 per share, although there can be no assurance that it will be able to do so. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.

    Dividends from net investment income paid by the Fund to its shareholders (except Massachusetts corporate shareholders) are exempt from state income taxes to the extent such income is derived from holding debt securities of the U.S. Government, its agencies or instrumentalities, the income from which is state tax exempt by Federal law. The following states currently have no state individual income tax: Alaska, Florida, Nevada, South Dakota, Texas, Washington, and Wyoming. This information is current as of the date of this Statement of Additional Information and is subject to change.

    Borrowing. Subject to the limit on borrowing described in Investment Restriction (5) below, the Fund may incur overdrafts at its custodian bank from time to time in connection with redemptions and/or the purchase of portfolio securities. In lieu of paying interest to the custodian bank, the Fund may maintain equivalent cash balances prior or subsequent to incurring such overdrafts. If cash balances exceed such overdrafts, the custodian bank may credit interest thereon against fees.

    Year 2000 Risks. Like other investment companies, financial and business organizations around the world, the Fund will be adversely affected if the computer systems used by CEF Advisers, Inc. (formerly Bull & Bear Advisers, Inc.), (the "Investment Manager"), and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's major service providers. The Fund does not expect to incur any significant costs in order to address the Year 2000 Problem. However, at this time there can be no assurances that these steps will be sufficient to avoid any adverse impact on the Fund. Additionally, while the Fund cannot, at this time, predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. markets.

                             INVESTMENT RESTRICTIONS

    The following fundamental investment restrictions may not be changed without the approval of the lesser of (a) 67% or more of the Fund's voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities. Any investment restriction involving a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. The Fund may not:

(1) Purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations and provided that these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(2) Issue senior securities as defined in the Investment Company Act of 1940 ("1940 Act"). The following will not be deemed to be senior securities for this purpose: (a) evidences of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Directors may establish, (c) the Fund's futures, options, and forward currency transactions, and
            (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the Securities and Exchange Commission ("SEC"), (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales;

(3) Lend its assets, provided however, that the following are not prohibited: (a) the making of time or demand deposits with banks,
            (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund's investment objective and policies and
            (c) engaging in securities and other asset loan transactions limited to one third of the Fund's total assets;

(4) Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of the Fund's authorized investments;

(5)         Borrow money, except to the extent permitted by the 1940 Act;

(6) Purchase or sell commodities or commodity futures contracts, although it may enter into (i) financial and foreign currency futures contracts and options thereon, (ii) options on foreign currencies, and (iii) forward contracts on foreign currencies;

(7) Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; or

(8) Purchase any securities, other than obligations of domestic branches of U.S. or foreign banks, or the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry.

    The Fund, notwithstanding any other investment policy or restrictions (whether or not fundamental), may, as a matter of fundamental policy, invest all of its assets in the securities or beneficial interests of a singled pooled investment fund having substantially the same investment objective, policies and restrictions as the Fund.

    The   Corporation's   Board  of  Directors  has  established  the  following
non-fundamental investment limitations with respect to the Fund that may be changed by the Board without shareholder approval:

(i) The Fund's investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets, which amount may include warrants which are not listed on the New York Stock Exchange or American Stock Exchange provided that such warrants, valued at the lower of cost or market, do not exceed 2% of the Fund's net assets;

(ii) The Fund may not purchase the securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(iii) The Fund may not invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs or such leases;

(iv) The Fund may not invest more than 5% of its total assets in securities of companies having a record of less than three years continuous operations (including operations of predecessors);

(v) The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days;

(vi) The Fund may not purchase or retain securities of any issuer if to the knowledge of the Fund, those officers or Directors of the Corporation or its investment manager who each own beneficially more than 1/2 of 1% of the securities of an issuer, own beneficially together more than 5% of the securities of that issuer;

(vii) The Fund may not purchase the securities of any investment company except (a) by purchase in the open market where no commission or profits to a sponsor or dealer results from such purchase provided that immediately after such purchase no more than: 10% of the Fund's total assets are invested in securities issued by investment companies, 5% of the Fund's total assets are invested in securities issued by any one investment company, or 3% of the voting securities of any one such investment company are owned by the Fund, and (b) when such purchase is part of a plan of merger, consolidation, reorganization, or acquisition of assets;

(viii) The Fund may not borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment), provided however, that such borrowing does not exceed an amount equal to one third of the total value of the Fund's assets taken at market value, less liabilities other than the borrowing. The Fund may not purchase securities for investment while any bank borrowing equaling 5% or more of its total assets is outstanding. If at any time the Fund's borrowing comes to exceed the limitation set forth in (5) above, such borrowing will be promptly (within three days, not including Sundays and holidays) reduced to the extent necessary to comply with this limitation; and

(ix) The Fund may not purchase securities on margin except that the Fund may obtain such short term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, forward currency contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

                         THE INVESTMENT COMPANY COMPLEX

The investment companies advised by affiliates of Winmill & Co. Incorporated (formerly Bull & Bear Group, Inc.) ("Winmill") ("Investment Company Complex") are:

            Bexil U.S. Government Securities Fund, Inc.
            Dollar Reserves, Inc.
            Global Income Fund, Inc.
            Midas Fund, Inc.
            Midas Investors Ltd.
            Midas Magic, Inc.
            Midas Special Equities Fund, Inc.
            Midas U.S. and Overseas Fund Ltd.
            Tuxis Corporation

OFFICERS AND DIRECTORS

    The officers and Directors of the Fund, their respective offices, dates of birth and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each is 11 Hanover Square, New York, NY 10005.

BRUCE B. HUBER, CLU, ChFC, MSFS -- Director. 3443 Highway 66, Neptune, NJ 07753. He is Senior Consultant with The Berger Financial Winmill, LLC, specializing in financial, estate and insurance matters. From March 1995 to December 1995, he was President of Huber Hogan Knotts Consulting, Inc., financial consultants and insurance planners. From 1988 to 1990, he was Chairman of Bruce Huber Associates. He is also a Director of five other investment companies in the Investment Company Complex. He was born February 7, 1930.

JAMES E. HUNT -- Director. One Dag Hammarskjold Plaza, New York, NY 10017. He is a principal of Hunt & Howe Inc., executive recruiting consultants. He is also a Director of five other investment companies in the Investment Company Complex. He was born December 14, 1930.

JOHN B. RUSSELL -- Director. 334 Carolina Meadows Villa, Chapel Hill, NC 27514. He is a Director of Wheelock, Inc., a manufacturer of signal products, and a consultant for the National Executive Service Corps. He is also a Director of five other investment companies in the Investment Company Complex. He was born February 9, 1923.

THOMAS B. WINMILL* -- Chairman, Chief Executive Officer, President, and General Counsel. He is President of the Investment Manager and the Distributor, and of their affiliates. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is a son of Bassett S. Winmill and brother of Mark C. Winmill. He is also a Director of eight other investment companies in the Investment Company Complex. He was born June 25, 1959.

ROBERT D. ANDERSON -- Vice Chairman. He is Vice Chairman and a Director of two other investment companies in the Investment Company Complex and of the Investment Manager and its affiliates. He is a former member of the District #12, District Business Conduct and Investment Companies Committees of the NASD. He was born December 7, 1929.

STEVEN A. LANDIS -- Senior Vice President. He is Senior Vice President of the Investment Manager and certain of its affiliates. From 1993 to 1995, he was Associate Director -- Proprietary Trading at Barclays De Zoete Wedd Securities Inc., and from 1992 to 1993 he was Director, Bond Arbitrage at WG Trading Company. He was born March 1, 1955.

JOSEPH LEUNG, CPA -- Chief Accounting Officer, Chief Financial Officer and Treasurer. He is Treasurer and Chief Accounting Officer of the Investment Manager and its affiliates. From 1992 to 1995 he held various positions with Coopers & Lybrand L.L.P., a public accounting firm. He is a member of the American Institute of Certified Public Accountants. He was born September 15, 1965.

DEBORAH ANN SULLIVAN, ESQ. -- Chief Compliance Officer, Secretary and Vice President. She is Chief Compliance Officer, Secretary and Vice President of the investment companies in the Investment Company Complex, and the Investment Manager and its affiliates. From 1993 through 1994, she was the Blue Sky Paralegal for SunAmerica Asset Management Corporation, and from 1992 through 1993, she was Compliance Administrator and Blue Sky Administrator with Prudential Securities, Inc. and Prudential Mutual Fund Management, Inc. She is member of the New York State Bar. She was born June 13, 1969.

*Thomas B. Winmill is an "interested person" of the Fund as defined by the 1940 Act, because of his position and other relationships with the Investment Manager.


Compensation Table


                                                                                                             Total Compensation From
                                                                                                                Fund and Investment
                           Aggregate             Pension or Retirement                                         Company Complex Paid
 Name of Person,       Compensation From      Benefits Accrued as Part of      Estimated Annual Benefits                To
     Position                Fund                    Fund Expenses                  Upon Retirement                 Directors
------------------------------------------------------------------------------------------------------------------------------------
Bruce B. Huber,                                                                                                  $6,250 from 6
     Director               $1,000                       None                             None                 Investment Companies
  James E. Hunt,                                                                                                  $6,250 from 6
     Director               $1,000                       None                             None                 Investment Companies
 John B. Russell,                                                                                                 $6,250 from 6
     Director               $1,000                       None                             None                 Investment Companies
====================================================================================================================================

    Information in the above table is based on fees paid during the fiscal year ended December 31, 1998.

    No officer, Director or employee of the Investment Manager receives any compensation from the Fund for acting as an officer, Director or employee of the Fund. As of xx, 1999, officers and Directors of the Fund owned less than 1% of the outstanding shares of the Fund. As of xx, 1999, the following owner of record owned more than 5% of the outstanding shares of the Fund:
U.S. Clearing Corp., 26 Broadway, New York, NY 10004-1798, xx%.

                               INVESTMENT MANAGER

    The Investment Manager acts as general manager of the Fund, being responsible for the various functions assumed by it, including regularly furnishing advice with respect to portfolio transactions. Winmill's other principal subsidiaries include Investor Service Center, Inc., the Fund's Distributor and a registered broker/dealer, and Midas Management Corporation and Rockwood Advisers, Inc., registered investment advisers.

    Winmill is a publicly owned company whose securities are listed on the Nasdaq Stock Market ("Nasdaq") and traded in the OTC market. Bassett S. Winmill may be deemed a controlling person of Winmill on the basis of his ownership of 100% of Winmill's voting stock and, therefore, of the Investment Manager. The Fund and its affiliated investment companies had net assets in excess of $ xx as of xx, 1999.

                         INVESTMENT MANAGEMENT AGREEMENT

    Under the Investment Management Agreement, the Fund assumes and pays all expenses required for the conduct of its business including, but not limited to, custodian and transfer agency fees, accounting and legal fees, investment management fees, fees of disinterested Directors, association fees, printing, salaries of certain administrative and clerical personnel, necessary office space, all expenses relating to the registration or qualification of the shares of the Fund under Blue Sky laws and reasonable fees and expenses of counsel in connection with such registration and qualification, miscellaneous expenses and such non-recurring expenses as may arise, including actions, suits or proceedings affecting the Fund and the legal obligation which the Corporation may have to indemnify its officers and Directors with respect thereto.

    The Investment Manager has agreed in the Investment Management Agreement that it will waive all or part of its fee or reimburse the Fund monthly if, and to the extent that, the Fund's aggregate operating expenses exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale. Currently, the Fund is not subject to any such state-imposed limitations. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation. For the fiscal years ended June 30, 1996, 1997, 1998, and the six months ended December 31, 1999 the Investment Manager received $305,752, $319,712, $314,628, and $ xx respectively, in management fees from the Fund and waived $152,876, $159,856, $53,911, and $ xx respectively, of such fees to improve the Fund's yield.

    If requested by the Corporation's Board of Directors, the Investment Manager may provide other services to the Fund such as, without limitation, the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the Fund's account, and the Investment Manager's costs to render such services shall be reimbursed by the Fund subject to examination by those Directors of the Corporation who are not "interested persons" of the Investment Manager or any affiliate thereof. For the fiscal years ended June 30, 1996, 1997, 1998, and the six months ended December 31, 1998, the Fund reimbursed the Investment Manager $24,625, $25,462, $27,357 and $ xx respectively, for such services.

    The Investment Management Agreement provides that the Investment Manager will not be liable to the Fund or any Fund shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates. Nothing contained in the Investment Management Agreement, however, may be construed to protect the Investment Manager against any liability to the Fund by reason of the Investment Manager's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

    The Investment Management Agreement will continue in effect, unless sooner terminated as described below, for successive periods of twelve months, provided such continuance is specifically approved at least annually by (a) the Board of Directors of the Corporation or by the holders of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act and (b) a vote of a majority of the Directors of the Corporation who are not parties to the Investment Management Agreement, or interested persons of any such party. The
Investment Management Agreement may be terminated without penalty at any time either by a vote of the Board of Directors of the Corporation or the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, on 60 days' written notice to the Investment Manager, or by the Investment Manager on 60 days' written notice to the Fund, and shall immediately terminate in the event of its assignment.

    Winmill has granted the Fund a non-exclusive license to use various service marks including "Performance Driven" under certain terms and conditions on a royalty free basis. Such license will be withdrawn in the event the Fund's investment manager shall not be the Investment Manager or another subsidiary of Winmill. If the license is terminated, the Fund will eliminate all reference to those marks in its corporate name and cease to use any of such service marks or any similar service marks in its business.

                        YIELD AND PERFORMANCE INFORMATION

    The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. Yield will fluctuate and, although the Fund is managed to maintain a net asset value of $1.00 per share, there can be no assurance that it will be able to do so. Consequently, quotations of yield should not be considered as representative of what the Fund's yield may be for any specified period in the future. Since performance will vary, these results are not necessarily representative of future results. Performance is a function of the type and quality of portfolio securities and will reflect general market conditions and operating expenses. See "The Fund's Investment Program" in the prospectus. This Statement of Additional Information may be in use for a full year and performance results for periods subsequent to December 31, 1998 may vary substantially from those shown below. An investment in the Fund is neither insured nor guaranteed by the U.S.
Government as is a bank account or certificate of deposit.

    The Fund's yield used in advertisements, sales material and shareholder communications, reflecting the payment of a dividend each month, may be calculated in two ways in order to show Current Yield and Effective Yield, in each case to two decimal places. To obtain the Fund's yield, please call Investor Service Center toll-free at 1-888-503-FUND.

    Current Yield refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Effective Yield is the annualized current yield which is compounded by assuming the current income to be reinvested.

    Set forth below is the Fund's Current Yield and Effective Yield for the seven calendar days ended December 31, 1998.

      Current Yield                                              xx%
      Effective Yield                                            xx%

    Yield information is useful in reviewing the Fund's performance, but may not provide a basis for comparison with bank deposits, which may be insured, since an investment in the Fund is not insured and its yield is not guaranteed. Yield for a prior period should not be considered a representation of future performance, which will change in response to fluctuations in interest rates on portfolio investments, the quality, type and maturity of such investments, the Fund's expenses and by the investment of a net inflow of new money at interest rates different than those being earned from the Fund's then current holdings.

    The Investment Manager and certain of its affiliates serve as investment managers to the Fund and other affiliated investment companies, which have individual and institutional investors throughout the United States and in 37 foreign countries. The Fund may also provide performance information based on an initial investment in the Fund and/or cumulative investments of varying amounts over periods of time. Some or all of this information may be provided either graphically or in tabular form.

Source Material

    From time to time, in marketing pieces and other Fund literature, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund. Sources for Fund performance information may include, but are not limited to, the following:

Bank Rate Monitor, a weekly publication which reports yields on various bank money market accounts and certificates of deposit.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance and other data.

Bloomberg, a computerized market data source and portfolio analysis system.

Bond Buyer Municipal Bond Index (20 year), an index of municipal bonds provided by a national periodical reporting on municipal securities.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other invest ment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Consumer's  Digest,  a  bimonthly   magazine  that  periodically   features  the
performance of a variety of investments, including mutual funds.

Financial Times, Europe's business newspaper, which from time to time reports the performance of specific investment companies in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Goldman Sachs Convertible Bond Index -- currently includes 67 bonds and 33 preferred shares. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds.

Growth Fund Guide, a newsletter providing a mutual fund rating service published for over 25 years.

IBC's Money Fund Report, a weekly publication of money market fund total net assets, yield, and portfolio composition.

Individual   Investor,   a  newspaper  that  periodically  reviews  mutual  fund
performance and other data.

Investment Advisor, a monthly publication reviewing performance of mutual funds.

Investor's Business Daily, a nationally distributed newspaper which regularly covers financial news.

Kiplinger's Personal Finance Magazine, a monthly publication periodically reviewing mutual fund performance.

Lehman Brothers, Inc. "The Bond Market Report" reports on various Lehman Brothers bond indices.

Lehman Government/Corporate Bond Index -- is a widely used index composed of government, corporate, and mortgage backed securities.

Lehman Long Term Treasury Bond Index -- is comprised of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

Lipper Analytical Services, Inc., a publication periodically reviewing mutual funds industry-wide by means of various methods of analysis.

Merrill Lynch Pierce Fenner & Smith Taxable Bond Indices reports on a variety of bond indices.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley Capital International EAFE Index, is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Morningstar  Investor,  Morningstar  Mutual  Funds  and  Morningstar  Principia,
publications  of  Morningstar,   Inc.,   periodically   reviewing  mutual  funds
industry-wide by means of various methods of analysis and textual commentary.

Mutual Fund Forecaster, a newsletter providing a mutual fund rating service.

Nasdaq Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter that reports on mutual fund performance, rates funds, and discusses investment strategies for mutual fund investors.

Personal Finance, a monthly magazine frequently reporting mutual fund data.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a special section reporting on mutual fund performance, yields, indices, and portfolio holdings.

Russell 3000 Index -- consists of the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the Nasdaq over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

Russell 2000 Small Company Stock Index -- consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

Smart Money, a monthly magazine frequently reporting mutual fund data.

Salomon Smith Barney GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Smith Barney High-Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Salomon Smith Barney Broad Investment-Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

Salomon Smith Barney Market Performance tracks the Salomon Smith Barney bond index.

Standard & Poor's 500 Composite Stock Price Index -- is an index of 500 companies representing the U.S. stock market.

Standard & Poor's 100 Composite Stock Price Index -- is an index of 100 companies representing the U.S. stock market.

Standard & Poor's Preferred Index is an index of preferred securities.

Success, a monthly magazine targeted to entrepreneurs and growing businesses, often featuring mutual fund performance data.

USA  Today,  a  national   newspaper  that  periodically   reports  mutual  fund
performance data.

U.S. News and World Report, a national weekly that periodically reports mutual fund performance data.

The Wall Street Journal, a nationally distributed newspaper which regularly covers financial news.

The Wall Street Transcript, a periodical reporting on financial markets and securities.

Wilshire 5000 Equity Indexes -- consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

    Indices prepared by the research departments of such financial organizations as Salomon Smith Barney Holdings, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Bear Stearns & Co., Inc., and Ibbotson Associates may be used, as well as information provided by the Federal Reserve Board.

                             DISTRIBUTION OF SHARES

    Pursuant to a Distribution Agreement, Investor Service Center, Inc. acts as the principal Distributor of the Fund's shares. Under the Distribution Agreement, the Distributor shall use its best efforts, consistent with its other businesses, to sell shares of the Fund. Fund shares are offered continuously. Pursuant to a Plan of Distribution ("Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor monthly a fee in the amount of 0.25% per annum of the Fund's average daily net assets as compensation for distribution and service activities.

    In performing distribution and service activities pursuant to the Plan, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including, but not limited to: advertising, direct mail, and promotional expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor, the Investment Manager, the Fund, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of the Fund such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

    Among other things, the Plan provides that (1) the Distributor will submit to the Corporation's Board of Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Corporation's Board of Directors, including those Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan ("Plan Directors"), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Directors, or by vote of a majority of the outstanding voting securities of the Fund, (3) payments by the Fund under the Plan may not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund and (4) while the Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund will be committed to the discretion of the Directors who are not "interested persons" of the Fund.

    With the approval of a majority of the entire Board of Directors and of the Plan Directors of the Fund, the Distributor has entered into a related agreement with Hanover Direct Advertising Company, Inc. ("Hanover Direct"), a wholly owned subsidiary of Winmill, in an attempt to obtain cost savings on the marketing of the Fund's shares. Hanover Direct will provide services to the Distributor on behalf of the Fund and the other Midas Funds at standard industry rates, which includes commissions. The amount of Hanover Direct's commissions over its cost of providing Fund marketing will be credited to the Fund's distribution expenses and represent a saving on marketing, to the benefit of the Fund. To the extent Hanover Direct's costs exceed such commissions, Hanover Direct will absorb any of such costs.

    It is the opinion of the Board of Directors that the Plan is necessary to maintain a flow of subscriptions to offset redemptions. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of the portfolio. Offsetting redemptions through sales efforts benefits shareholders by maintaining a fund's viability. In periods of net sales, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs. While net increases in total assets are desirable, the primary goal of the Plan is to prevent a decline in assets serious enough to cause disruption of portfolio management and impair the Fund's ability to maintain a high level of quality shareholder services.

    The Plan increases the overall expense ratio of the Fund; however, a substantial decline in Fund assets is likely to increase the portion of the Fund's expense ratio comprised of management fees and fixed costs (i.e., costs other than the Plan) while a substantial increase in Fund assets would be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale-down levels), as well as of fixed costs. Nevertheless, the net effect of the Plan is to increase overall expenses. To the extent the Plan maintains a flow of subscriptions to the Fund, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to the Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses. Other than as described herein, no Director or "interested person" of the Fund had any direct or indirect financial interest in the operation of the Plan or any related agreement.

    During the fiscal year ended June 30, 1998, the Distributor waived the entire fee it was entitled to receive under the Plan. During the six months ended December 31, 1998, the Distributor (waived/did not waive) the entire fee it was entitled to receive under the Plan.

    The Glass-Steagall Act prohibits certain banks from engaging in the business of underwriting, selling, or distributing securities such as shares of a mutual fund. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in the Distributor's opinion it should not prohibit banks from being paid for administrative and accounting services under the Plan. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or the Fund were prevented from continuing these arrangements, it is expected that other arrangements for these services will be made. In addition, state securities laws on this issue may differ from the interpretation of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     The Distributor provides certain administrative and shareholder services to the Fund pursuant to the Shareholder Services Agreement and is reimbursed by the Fund for the actual costs incurred with respect thereto. For shareholder services, the Fund paid the Distributor for the fiscal years ended June 30, 1996, 1997, 1998, and the six months ended December 31, 1998, approximately $38,280, $25,921, $31,267, and $ xx respectively.

                        DETERMINATION OF NET ASSET VALUE

    The Fund's net asset value per share is determined as of 11:00 a.m. eastern time and as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. eastern time) on each Fund business day. The following days are not Fund business days: New Year's Day, Washington's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day,

Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is determined by dividing the value of the Fund's net assets by the total number of shares outstanding.

    The Fund has adopted the amortized cost method of valuing portfolio securities provided by Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, the Fund must adhere to certain conditions under that Rule relating to the Fund's investments. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, the Fund might have to sell portfolio securities prior to maturity and at prices that might not be desirable.

    The Board of Directors may authorize the use of one or more pricing services which provide bid valuations (some of which may be "readily available market quotations") on certain of the securities in which the Fund invests. Such pricing services may employ electronic data processing techniques including the use of a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Information obtained from such services may be used by the Fund both in the fair valuation of securities for which there are no readily available market quotations and in connection with the determination of the market prices of securities held in the Fund's portfolio.

                               PURCHASE OF SHARES

    The Fund will only issue shares upon payment of the purchase price by check made drawn to the Fund's order in U.S. dollars on a U.S. bank, or by Federal Reserve wire transfer. Second and third party checks, credit cards, and cash will not be accepted. The Fund reserves the right to reject any order, to cancel any order due to nonpayment, to accept initial orders by telephone or telegram, and to waive the limit on subsequent orders by telephone, with respect to any person or class of persons. Orders to purchase shares are not binding on the Fund until they are confirmed by the Fund's transfer agent. If an order is canceled because of non-payment or because the purchaser's check does not clear, the purchaser will be responsible for any loss the Fund incurs. If the purchaser is already a shareholder, the Fund can redeem shares from the purchaser's account to reimburse the Fund for any loss. In addition, the purchaser may be prohibited or restricted from placing future purchase orders in the Fund or any of the other Funds in the Investment Company Complex. In order to permit the Fund's shareholder base to expand, to avoid certain shareholder hardships, to correct transactional errors, and to address similar exceptional situations, the Fund may waive or lower the investment minimums with respect to any person or class of persons. The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A shareholder's order will be priced at the Fund's net asset value next computed after such order is accepted by an authorized broker or the broker's authorized designee.

                             ALLOCATION OF BROKERAGE

    Under present investment policies the Fund is not expected to incur any substantial brokerage commission costs. For the fiscal years ended June 30, 1996, 1997, 1998, and the six months ended December 31, 1998, the Fund did not pay any brokerage commissions. The Fund is not currently obligated to deal with any particular broker, dealer or group thereof.

    The Fund seeks to obtain prompt execution of orders at the most favorable net prices. The Fund may purchase portfolio securities from dealers and underwriters as well as from issuers. Purchases of securities include a commission or concession paid to the underwriter, and purchases from dealers include a spread between the bid and asked price. When securities are purchased directly from an issuer, no commissions or discounts are paid.

    Transactions may be directed to dealers who provide research and other services in the execution of orders. There is no certainty that such services provided, if any, will be beneficial to the Fund, and it may be that other affiliated investment companies will derive benefit therefrom. It is not possible to place a dollar value on such services received by the Investment Manager from dealers effecting transactions in portfolio securities. Such services may permit the Investment Manager to supplement its own research and other activities and may make available to the Investment Manager the opinions and information of individuals and research staffs of other securities firms. Portfolio transactions will not be directed to dealers solely on the basis of research services provided. The Fund will not purchase portfolio securities at a higher price or sell such securities at a lower price in connection with transactions effected with a dealer who furnishes research services to the Investment Manager than would be the case if no weight were given by the Investment Manager to the dealer's furnishing of such services. Until March 31, 1999, Bull & Bear Securities, Inc. ("BBSI") was a wholly owned subsidiary of Winmill and the Investment Manager's affiliate. BBSI provides discount brokerage services to the public as an introducing broker clearing through unaffiliated firms on a fully disclosed basis. The Distributor pays BBSI compensation monthly for distribution and shareholder services in the amount of 0.25% per annum of Fund assets held by customers of BBSI.

    Investment decisions for the Fund and for the other Funds managed by the Investment Manager or its affiliates are made independently based on each Fund's investment objectives and policies. The same investment decision, however, may occasionally be made for two or more Funds. In such a case, the Investment Manager may combine orders for two or more Funds for a particular security if it appears that a combined order would reduce brokerage commissions and/or result in a more favorable transaction price. Combined purchase or sale orders are then averaged as to price and allocated as to amount according to a formula deemed equitable to each Fund. While in some cases this practice could have a detrimental effect upon the price or quantity available of the security with respect to the Fund, the Investment Manager believes that the larger volume of combined orders can generally result in better execution and prices.

    The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Investment Company Complex does business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Winmill, the parent of the Investment Manager.

                               DIVIDENDS AND TAXES

    Dividends. All of the net income of the Fund is declared daily as dividends to shareholders of record as of the close of regular trading on the NYSE each Business Day. Net income of the Fund (during the period commencing at the time of the immediately preceding dividend declaration) consists of accrued interest or earned discount (including both original issue and market discounts) on the assets of the Fund for so long as the Fund utilizes the amortized cost method of valuing portfolio securities, less the estimated expenses of the Fund plus or minus all realized gains or losses on the Fund's portfolio securities applicable to that period. The Fund's net income is determined by the Custodian on a daily basis as of the close of regular trading on the NYSE on each Business Day (see "Determination of Net Asset Value").

    If the Fund incurs or anticipates any unusual expense, loss or depreciation that could adversely affect its income or net asset value, the Corporation's Board of Directors would at that time consider whether to adhere to the present income accrual and distribution policy described above or to revise it in light of then prevailing circumstances. For example, under such unusual circumstances the Directors might reduce or suspend declaration of daily dividends in order to prevent to the extent possible the per share net asset value of the Fund from being reduced below $1.00. Thus, such expenses or losses or depreciation may result in shareholders receiving less income.

    If the U.S. Postal Service cannot deliver a shareholder's check, or if a shareholder's check remains uncashed for six months, the Fund reserves the right to credit the shareholder's account with additional Fund shares at the then current net asset value in lieu of the cash payment and to thereafter issue such shareholder's distributions in additional Fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

    Taxes. The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (generally consisting of net investment income and net short-term capital gains) and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities and
(2) the Fund's investments must satisfy certain diversification requirements. In any year during which the applicable provisions of the Code are satisfied, the Fund will not be liable for Federal income tax on net income and gains that are distributed to its shareholders. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income will be taxed at corporate rates.

    The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) 98% of its ordinary income, (2) 98% of its capital gain net income (determined on an October 31 fiscal year basis), plus (3) generally, income and gain not distributed or subject to corporate tax in the prior calendar year.
The Fund intends to avoid imposition of this excise tax by making adequate distributions.

    The foregoing discussion of Federal tax consequences is based on the tax law in effect on the date of this Statement of Additional Information, which is subject to change by legislative, judicial, or administrative action. The Fund may be subject to state or local tax in jurisdictions in which it may be deemed to be doing business.

                             REPORTS TO SHAREHOLDERS

    The Fund issues, at least semi-annually, reports to its shareholders including a list of investments held and statements of assets and liabilities, income and expense, and changes in net assets. The Fund's fiscal year ends on December 31.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

    Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105 ("Custodian") has been retained by the Corporation to act as Custodian of the Fund's investments and may appoint one or more subcustodians. The Custodian also performs certain accounting services for the Fund. As part of its agreement with the Corporation, the Custodian may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian. DST Systems, Inc., Box 419789, Kansas City, Missouri 64141-6789, is the Fund's Transfer and Dividend Disbursing Agent.

                                    AUDITORS

    Tait, Weller & Baker, 8 Penn Center, Suite 800, Philadelphia, PA 19103-2108, are the Fund's independent accountants. Financial statements of the Fund are audited annually.

                              FINANCIAL STATEMENTS

    The Fund's Financial Statements for the fiscal year ended December 31, 1998, together with the Report of the Fund's independent accountants thereon, appear in the Fund's Annual Report to Shareholders and are incorporated herein by reference.

                              DOLLAR RESERVES, INC.

                            Part C. Other Information

Item 23. Exhibits

     (a) Articles of Incorporation: Filed with the Securities and Exchange Commission on October 26, 1995, Accession Number 0000015260-95-000010

     (b) By-Laws as now in effect: Filed with the Securities and Exchange Commission September 3, 1998, Accession Number 0000015260-98-000004

     (c) Articles of Incorporation: Filed with the Securities and Exchange Commission on October 26, 1995, Accession Number 0000015260-95-000010 By-Laws as now in effect: Filed with the Securities and Exchange Commission September 3, 1998, Accession Number 0000015260-98-000004

           (d) Investment Management Agreement, filed with the Securities and Exchange Commission on October 26, 1995, accession number 0000015260-95-000010

           (e)       (1)       Distribution    Agreement,   filed    with    the
                               Securities  and Exchange  Commission  on  October
                               26, 1995, accession  number 0000015260-95-000010.

                     (2) Form of Related Agreement to Plan of Distribution between Investor Service Center, Inc. and Hanover Direct Advertising Company, Inc., filed with the Securities and Exchange Commission on October 26, 1995, Accession Number 0000015260-95-000010

           (f)       not applicable.

           (g)       (1)       Form  of   Custody   and   Investment  Accounting
                               Agreement, filed with the Securities and Exchange
                               Commission on September 2, 1997, accession number
                               0000015260-97-000005


                     (2) Form of Retirement Plan Custodial Services Agreement, filed with the Securities and Exchange Commission on October 26, 1995, Accession Number 0000015260-95-000010.

           (h) (a) Form of Transfer Agency Agreement, filed with the Securities and Exchange Commission on October 26, 1995, accession number 0000015260-95-000010

                     (1)       Form  of  Agency   Agreement,   filed   with  the
                               Securities and Exchange Commission on October 26, 1995, accession number 0000015260-95-000010

                     (2) Shareholder Administration Agreement, filed with the Securities and Exchange Commission on October 26, 1995, accession number 0000015260-95-000010.

                     (3) Form of credit facilities agreement, filed with the Securities and Exchange Commission on September 3, 1998, accession number 0000015260-98-000004.

                     (4) Form of Securities Lending Authorization Agreement, filed with the Securities and Exchange Commission on September 3, 1998, accession number 0000015260-98-000004.

                     (5) Form of Segregated Account Procedural and Safekeeping Agreement, filed with the Securities and Exchange Commission on September 3, 1998, accession number 0000015260-98-000004.

           (i)       Opinion   and   Consent  of  Counsel  as  to   Legality  of
                     Securities: Previously Filed.

           (j)       not applicable

           (n) Financial Data Schedule for the Fiscal Year End June 30, 1998, and December 31, 1998.

Item 24. Persons Controlled by or under Common Control with Registrant Not applicable.

Item 25. Indemnification

         The Registrant is incorporated under Maryland law. Section 2-418 of the Maryland General Corporation Law requires the Registrant to indemnify its directors, officers and employees against expenses, including legal fees, in a successful defense of a civil or criminal proceeding. The law also permits indemnification of directors, officers, employees and agents unless it is proved that (a) the act or omission of the person was material and was committed in bad faith or was the result of active or deliberate dishonesty, (b) the person received an improper personal benefit in money, property or services or (c) in the case of a criminal action, the person had reasonable cause to believe that the act or omission was unlawful.

         Registrant's amended and restated Articles of Incorporation: (1) provide that, to the maximum extent permitted by applicable law, a director or officer will not be liable to the Registrant or its stockholders for monetary damages; (2) require the Registrant to indemnify and advance expense as provided in the By-laws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Registrant in similar capacities for other entities in advance of final disposition of any action against that person to the extent permitted by Maryland law and the 1940 Act; (3) allow the corporation to purchase insurance for any present or past director, officer, employee, or agent; and (4) require that any repeal or modification of the amended and restated Articles of Incorporation by the shareholders, or adoption or modification of any provision of the Articles of Incorporation inconsistent with the indemnification provisions, be prospective only to the extent such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of or indemnification available to any person covered by the indemnification provisions of the amended and restated Articles of Incorporation.

         Section 11.01 of Article XI of the By-Laws sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents. Section 11.02 of Article XI of the By-Laws further provides that the Registrant may purchase and maintain insurance or other sources of reimbursement to the extent permitted by law on behalf of any person who is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in or arising out of his or her position.

         Registrant's Investment Management Agreement between the Registrant and CEF Advisers, Inc. ("Investment Manager"), with respect to Dollar Reserves, Inc. provides that the Investment Manager shall not be liable to the Registrant or its series or any shareholder of the Registrant or its series for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Investment Management Agreement relates. However, the Investment Manager is not protected against any liability to the Registrant or to the series by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

         Section 9 of the Distribution Agreement between Bull & Bear Funds II, Inc. and Investor Service Center, Inc. ("Service Center") provides that the Registrant will indemnify Service Center and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Service Center to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Agreement also provides that Service Center agrees to indemnify, defend and hold the Registrant, its officers and Directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Service Center for use in the Registration Statement or arising out of any agreement between Service Center and any retail dealer, or arising out of supplementary literature or advertising used by Service Center in connection with the Distribution Agreement.

         The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation and By-Laws and the above-described Investment Management Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and other Connections of Investment Adviser

         The directors and officers of the Investment Manager are also directors and officers of other Funds managed by Midas Management Corporation and Rockwood Advisers, Inc., both of which are wholly owned subsidiaries of Winmill & Co. Incorporated (formerly Bull & Bear Group, Inc.)("Winmill")("Funds"). In addition, such officers are officers and directors of Winmill and its other subsidiaries; Service Center, the distributor of the Registrant and the Funds and a registered broker/dealer. Winmill's predecessor was organized in 1976. In 1978, it acquired control of and subsequently merged with Investors Counsel, Inc., a registered investment adviser organized in 1959. The principal business of both companies since their founding has been to serve as investment manager to registered investment companies. CEF Advisers, Inc. serves as investment manager of Dollar Reserves, Inc.; Midas Investors Ltd.; Midas U.S. and Overseas Fund Ltd.; Midas Special Equities Fund, Inc., Bexil U.S. Government Securities Fund, Inc., Global Income Fund, Inc., and Tuxis Corporation. Midas Management Corporation serves as investment manager of Midas Fund, Inc., and Rockwood Advisers, Inc. serves as investment adviser of Midas Magic, Inc.

Item 27. Principal Underwriters

   a) In addition to the Registrant, Service Center serves as principal underwriter of Midas Investors Ltd., Midas Special Equities Fund, Inc., Midas U.S. and Overseas Fund Ltd., Midas Fund, Inc., and Midas Magic, Inc.

   b) Service Center will serve as the Registrant's principal underwriter with respect to Dollar Reserves, Inc. The directors and officers of Service Center, their principal business addresses, their positions and offices with Service Center and their positions and offices with the Registrant (if any) are set forth below.


Name and Principal       Position and Offices with      Position and Offices
Business Address         Investor Service Center, Inc.     with Registrant

---------------------------------------------------------------------------

Robert D. Anderson       Vice Chairman and Director          Vice Chairman
11 Hanover Square
New York, NY 10005

Steven A. Landis         Senior Vice President           Senior Vice President
11 Hanover Square
New York, NY 10005

Thomas B. Winmill, Esq.  President, Director, General   Chief Executive Officer,
11 Hanover Square        Counsel                         President, Director
New York, NY 10005                                      and General Counsel

Deborah Ann Sullivan, Esq.  Chief Compliance Officer,  Chief Compliance Officer,
11 Hanover Square           Vice President and Secretary   Vice President and
New York, NY 10005                                          Secretary

Irene K. Kawczynski          Vice President                    None
11 Hanover Square
New York, NY 10005

Joseph Leung                 Treasurer, Chief Accounting    Treasurer, Chief
11 Hanover Square            Officer                        Accounting Officer
New York, NY 10005


Item 28. Location of Accounts and Records

         The minute books of Registrant and copies of its filings with the Commission are located at 11 Hanover Square, New York, NY 10005 (the offices of the Registrant and its Investment Manager). All other records required by
Section 31(a) of the Investment Company Act of 1940 are located at Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105 (the offices of Registrant's custodian) and DST Systems, Inc., 1055 Broadway, Kansas City, MO 64105-1594 (the offices of the Registrant's Transfer and Dividend Disbursing Agent). Copies of certain of the records located at Investors Fiduciary Trust Company and DST Systems, Inc. are kept at 11 Hanover Square, New York, NY 10005 (the offices of the Registrant and the Investment Manager).

Item 29.  Management Services -- none

Item 30. Undertakings -- The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report to shareholders upon request and without charge.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto authorized, in the City, County and State of New York on this 24th day of May ,1999.

            DOLLAR RESERVES, INC.

                Thomas B. Winmill
            By: Thomas B. Winmill

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


____________________         Chairman, Chief Executive        May 24, 1999
Thomas B. Winmill            Officer, President and
                             General Counsel


____________________         Chief Financial Officer,         May 24, 1999
Joseph Leung                 Chief Accounting
                             Officer and Treasurer


____________________         Director                         May 24, 1999
Bruce B. Huber


____________________         Director                         May 24, 1999
James E. Hunt


____________________         Director                         May 24, 1999
John B. Russell

                                  EXHIBIT INDEX


                                                                           PAGE
EXHIBIT                                                                  NUMBER

(23)(n) Financial Data Schedule for the Fiscal Year End July 31, 1998, and for the six months ended December 31, 1998.